UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22431

RiverPark Funds Trust

(Exact name of registrant as specified in charter)

________

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Morty Schaja

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Registrant’s telephone number, including area code: 212-484-2100

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report September 30, 2020
Investment Adviser: RiverPark Advisors, LLC

RiverPark Large Growth Fund

Retail Class Shares and Institutional Class Shares

Wedgewood Fund

(Formerly, RiverPark/Wedgewood Fund)

Retail Class Shares and Institutional Class Shares

RiverPark Short Term High Yield Fund

Retail Class Shares and Institutional Class Shares

RiverPark Long/Short Opportunity Fund

Retail Class Shares and Institutional Class Shares

RiverPark Strategic Income Fund

Retail Class Shares and Institutional Class Shares

RiverPark Floating Rate CMBS Fund

Retail Class Shares and Institutional Class Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports no longer will be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 888-564-4517.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 888-564-4517.Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all RiverPark Funds if you invest directly with the Funds.

Table of Contents

Management’s Discussion of Fund Performance and Analysis
RiverPark Large Growth Fund	1
Wedgewood Fund	3
RiverPark Short Term High Yield Fund	5
RiverPark Long/Short Opportunity Fund	8
RiverPark Strategic Income Fund	13
RiverPark Floating Rate CMBS Fund	16
Schedules of Investments
RiverPark Large Growth Fund	19
Wedgewood Fund	20
RiverPark Short Term High Yield Fund	21
RiverPark Long/Short Opportunity Fund	24
RiverPark Strategic Income Fund	27
RiverPark Floating Rate CMBS Fund	35
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	46
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	69
Trustees and Officers of the Trust	70
Disclosure of Fund Expenses	72
Approval of the Investment Advisory and Investment Sub-Advisory Agreements	74
Review of Liquidity Risk Management Program	78
Notice to Shareholders	79

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Management’s Discussion of Fund Performance and Analysis

RiverPark Large Growth Fund (Unaudited)

For the fiscal year ended September 30, 2020, the RiverPark Large Growth Fund (the “Fund”) gained 40.78% and 40.38% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return (TR) Index gained 37.53% and the S&P 500 Total Return (TR) Index gained 15.15%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 7.55% for the December quarter, lost 14.87% for the March quarter, gained 38.72% for the June quarter, and gained 10.84% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Information Technology, Communication Services, Health Care and Consumer Discretionary. The Fund’s worst performing sectors were Energy, Consumer Staples, Industrials and Real Estate. The Fund’s best performers were Amazon, Apple, Shopify, Pinterest and Snap Inc. The Fund’s worst performers were Palo Alto Networks, Smile Direct Club, Five Below, Ulta Beauty and Teradata Corp.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a “value orientation toward growth.” RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return (TR) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return (TR) Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large Growth Fund,
Retail Class Shares, versus the Russell 1000 Growth TR Index, the S&P 500 TR Index
and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	40.78%	20.85%	19.23%	15.67%	15.67%
Retail Class Shares	40.38%	20.51%	18.92%	15.38%	15.38%
Russell 1000 Growth TR Index	37.53%	21.67%	20.10%	17.25%	17.25%
S&P 500 TR Index	15.15%	12.28%	14.15%	13.74%	13.74%
Morningstar Large Growth Category	31.02%	17.99%	16.80%	14.56%	14.56%

$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
$49,122
$41,802
$38,949
$36,244
RiverPark Large Growth Fund, Retail Class Shares
Russell 1000 Growth TR Index
S&P 500 TR Index
Morningstar Large Growth Category

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

Wedgewood Fund (formerly, RiverPark/Wedgewood Fund) (Unaudited)

For the fiscal year ended September 30, 2020, the Wedgewood Fund (the “Fund”) gained 28.14% and 27.74% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return (TR) Index gained 37.53% and the S&P 500 Total Return (TR) Index gained 15.15%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 9.37% for the December quarter, lost 16.46% for the March quarter, gained 26.60% for the June quarter, and gained 10.77% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Information Technology, Communication Services, Financials and Consumer Discretionary. The Fund’s worst performing sectors were Health Care and Industrials. The Fund’s best performers were Apple, Facebook, Nvidia, PayPal and Tractor Supply. The Fund’s worst performers were Celgene, Booking Holdings, C.H. Robinson Worldwide, Fleetcor Technologies and Starbucks.

The Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%.Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return (TR) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return (TR) Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the Wedgewood Fund,
Retail Class Shares, versus the Russell 1000 Growth TR Index, the S&P 500 TR Index and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	28.14%	17.29%	13.59%	13.08%	13.08%
Retail Class Shares	27.74%	16.95%	13.41%	12.85%	12.85%
Russell 1000 Growth TR Index	37.53%	21.67%	20.10%	17.25%	17.25%
S&P 500 TR Index	15.15%	12.28%	14.15%	13.74%	13.74%
Morningstar Large Growth Category	31.02%	17.99%	16.80%	14.56%	14.56%

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Short Term High Yield Fund (Unaudited)

For the fiscal year ended September 30, 2020, the RiverPark Short Term High Yield Fund (the “Fund”) gained 1.26% and 1.01% on its Institutional Class Shares and Retail Class Shares, respectively, while the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 4.31%, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Index gained 2.37% and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials lost 0.23%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 0.09% for the December quarter, lost 0.67% for the March quarter, gained 1.17% for the June quarter and gained 0.68% in the September quarter.

The Fund realized positive contributions from its investments in all five of its categories of investment. The Fund realized a contribution to its performance of 0.92% in the Redeemed Debt Category, 0.55% in Cushion Bonds, 0.39% in Short Term Maturities, 0.16% in Strategic Recap and 0.07% in Event-Driven investments.

The Fund continues to strive for an attractive yield while maintaining a weighted average maturity of less than one year. As of September 30, 2020, 71% of the Fund’s invested portfolio is expected to mature or be repaid within 90 days, while 87% of the Fund’s invested portfolio is expected to mature or be repaid within 12 months. As of the same date, over 63% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company’s ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick’s opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company’s ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick’s view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Master Index tracking the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a remaining term to maturity of less than 3 years.

The ICE BofA Merrill Lynch 1-Year U.S. Treasuries Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the ICE BofA Merrill Lynch US High Yield Master II Index and the ICE BofA Merrill Lynch U.S. High Yield 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short Term High Yield Fund,
Retail Class Shares, versus the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the ICE BofA Merrill Lynch
1-Year U.S. Treasury Index and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	1.26%	2.29%	2.52%	2.96%	2.96%
Retail Class Shares	1.01%	2.03%	2.25%	2.68%	2.68%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index	4.31%	3.46%	2.91%	2.51%	2.51%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index	2.37%	2.19%	1.54%	0.93%	0.93%
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials	-0.23%	2.67%	5.32%	4.89%	4.89%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
$16,126
$13,024
$12,818
$10,971
RiverPark Short Term High Yield Fund, Retail Class Shares
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund (Unaudited)

For the fiscal year ended September 30, 2020, the RiverPark Long/Short Opportunity Fund (the “Fund”) gained 47.71% and 47.47% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Total Return (TR) Index gained 15.15% and the Morningstar Long/Short Equity Category gained 1.78%. The average gross and net month-end exposures of the Fund for the fiscal year were 146% and 58% (long 102%, short 44%), respectively.

The Fund’s long positions contributed approximately 51.6% for the fiscal year, as compared to the performance of the broad stock market as measured by the S&P 500 Total Return (TR) Index which gained 15.15%.The Fund’s short positions detracted approximately 1.0% for the fiscal year ended September 30, 2020.

Investment results for the fiscal year were fairly uniform posting gains across all four quarters. The Institutional Class Shares gained 4.26% for the December quarter, 9.48% for the March quarter, 18.17% for the June quarter, and 9.50% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Information Technology, Communication Services, Health Care, Energy and Consumer Discretionary. The Fund’s worst performing sectors were Consumer Staples, Industrials, Real Estate and Materials. The Fund’s best performers were Pinterest, Apple, Amazon, Snap Inc. and Bill.com Holdings. The Fund’s worst performers were The Gap Inc, Palo Alto Networks, Sysco Corp, Deere & Co and Aramark.

Derivatives, which were used for the Fund’s short positions and to leverage the long positions contributed approximately 5.93% to the Fund’s performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund’s investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. We believe the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. We believe the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market’s, has created an unusually attractive opportunity to short businesses that we believe are flawed at what we believe are full or excessive values.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Total Return (TR) Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2020. The total non-GAAP exposure is calculated by using the common stock plus the notional swap values divided by the net asset value of the Fund as of September 30, 2020.

Reconciliation of GAAP to Non-GAAP Long/Short Exposure by Underlier
as of September 30, 2020

Common Stock and Total Return Swaps:
	GAAP Notional Exposure	Non-GAAP Notional Exposure
Alphabet, Cl A
Common Stock	1.7%	1.7%
Total Return Swap	—	0.1%
	1.7%	1.8%
Alphabet, Cl C
Common Stock	1.7%	1.7%
Total Return Swap	—	0.1%
	1.7%	1.8%
Autodesk Inc
Common Stock	1.2%	1.2%
Total Return Swap	—	1.2%
	1.2%	2.4%
DexCom
Common Stock	2.3%	2.3%
Total Return Swap	—	0.1%
	2.3%	2.4%
Exact Sciences
Common Stock	3.5%	3.5%
Total Return Swap	—	0.7%
	3.5%	4.2%
Illumina
Common Stock	1.5%	1.5%
Total Return Swap	—	0.9%
	1.5%	2.4%
Intuitive Surgical
Common Stock	1.9%	1.9%
Total Return Swap	—	1.0%
	1.9%	2.9%
Lockheed Martin
Common Stock	0.8%	0.8%
Total Return Swap	—	1.2%
	0.8%	2.0%

	GAAP Notional Exposure	Non-GAAP Notional Exposure
Mastercard, Cl A
Common Stock	1.9%	1.9%
Total Return Swap	—	0.6%
	1.9%	2.5%
NIKE, Cl B
Common Stock	2.2%	2.2%
Total Return Swap	—	0.6%
	2.2%	2.8%
PayPal Holdings
Common Stock	2.9%	2.9%
Total Return Swap	—	0.1%
	2.9%	3.0%
Pinterest, Cl A
Common Stock	3.2%	3.2%
Total Return Swap	—	0.1%
	3.2%	3.3%
ServiceNow
Common Stock	2.3%	2.3%
Total Return Swap	—	0.1%
	2.3%	2.4%
Shopify, Cl A
Common Stock	1.7%	1.7%
Total Return Swap	—	1.2%
	1.7%	2.9%
Snap, Cl A
Common Stock	3.4%	3.4%
Total Return Swap	—	0.1%
	3.4%	3.5%
Twilio, Cl A
Common Stock	2.0%	2.0%
Total Return Swap	—	0.2%
	2.0%	2.2%

Common Stock and Total Return Swaps (continued):
	GAAP Notional Exposure	Non-GAAP Notional Exposure
Uber Technologies
Common Stock	2.1%	2.1%
Total Return Swap	—	0.3%
	2.1%	2.4%
Visa, Cl A
Common Stock	1.4%	1.4%
Total Return Swap	—	1.1%
	1.4%	2.5%

	GAAP Notional Exposure	Non-GAAP Notional Exposure
Walt Disney
Common Stock	1.6%	1.6%
Total Return Swap	—	0.3%
	1.6%	1.9%

Remaining Underliers Common Stock	52.3%	52.3%

Total Common Stock & Total Return Swaps	91.6%	101.6%

Securities Sold Short, Not Yet Purchased and Total Return Swaps:

Common Stock	0.0%	-31.5%

Total Securities Sold Short, Not Yet Purchased	0.0%	-31.5%

*	See pages 24-26 of the Schedule of Investments, which presents a complete listing of the securities held by the Fund as of September 30, 2020.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund,
Retail Class Shares, versus the S&P 500 TR Index and the Morningstar Long/Short Equity Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	47.71%	19.33%	15.81%	11.21%	10.38%
Retail Class Shares	47.47%	19.12%	15.58%	11.04%	10.22%
S&P 500 TR Index	15.15%	12.28%	14.15%	13.74%	13.40%
Morningstar Long/Short Equity Category	1.78%	1.90%	3.25%	3.37%	3.20%

*

Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Strategic Income Fund (Unaudited)

For the fiscal year ended September 30, 2020, the RiverPark Strategic Income Fund (the “Fund”) lost 0.10% and 0.36% on its Institutional Class Shares and Retail Class Shares, respectively, while the Bloomberg Barclays U.S. Aggregate Bond Index gained 6.98%, the Morningstar Multisector Bond Category gained 2.03%, and the Morningstar High Yield Bond Category gained 1.17%.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares gained 0.68% for the December quarter, lost 12.86% for the March quarter, gained 9.83% for the June quarter, and gained 3.68% in the September quarter.

The Fund realized positive contributions from four of its eight categories of investment. The Fund realized a contribution to its performance of 2.64% in Other (ABS) category, 0.89% in Buy & Hold “Money Good”, 0.52% in RiverPark Short Term High Yield Bond Fund Overlap, and 0.26% in Short Term Securities. Whereas the Fund lost 0.01% in Off the Beaten Path, 0.05% in Interest Rate Resets, 0.16% in Hedges, and 3.23% in the Priority Based (Above the Fray) category of investments.

As of September 30, 2020, the Fund’s net assets were weighted by category as follows: 35.89% in the Buy & Hold “Money Good” category, 19.37% in Off The Beaten Path, 17.33% in Other (ABS), 2.34% in the Priority Based (Above the Fray), 12.57% in Interest Rate Resets (floaters, cushion bonds), 5.25% in Short Term Securities, -3.10% in Hedges, with the remaining 10.35% in cash and cash equivalents. Across all categories, 87% of the net assets were held in high yield securities and 3% was held in investment grade securities. The Fund held 119 positions as of this date, none of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund’s investment objective. The Fund will primarily invest in both investment grade and non-investment grade “Money Good” securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

“Money Good” is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based unmanaged index of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgages pass-throughs), asset backed securities, and commercial backed securities.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

The Morningstar High Yield Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Strategic Income Fund,
Retail Class Shares, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Morningstar Multisector
Bond Category and the Morningstar High Yield Bond Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	-0.10%	1.50%	3.22%	3.06%
Retail Class Shares	-0.36%	1.27%	2.96%	2.79%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	5.24%	4.18%	3.97%
Morningstar Multisector Bond Category	2.03%	3.07%	4.22%	3.56%
Morningstar High Yield Bond Category	1.17%	2.78%	5.00%	3.85%

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
$13,131
$13,028
$12,774
$12,127
RiverPark Strategic Income Fund, Retail Class Shares
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Multisector Bond Category
Morningstar High Yield Bond Category

*	Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective March 31, 2014, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Floating Rate CMBS Fund (Unaudited)

For the fiscal year ended September 30, 2020, the RiverPark Floating Rate CMBS Fund (the “Fund”) lost 6.63% and 6.96% on its Institutional Class Shares and Retail Class Shares respectively, while the Bloomberg Barclays U.S. Investment-Grade CMBS Index gained 5.95% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 6.98%.

The Fund strives for an attractive yield while maintaining a portfolio that is substantially comprised of floating rate CMBS investments with a weighted average maturity of less than five years. As of September 30, 2020, the weighted average coupon for the Fund was 2.61%, 93% of the Fund’s invested portfolio was in floating rate securities with the remaining 7% in fixed rate, and the weighted average maturity of the portfolio was just over of 2.5 years.

Investment results for the Fiscal Year were not uniform across quarters. The Institutional Class Shares gained 0.72% for the December quarter, lost 21.63% for the March quarter, gained 15.42% for the June quarter, and gained 2.49% in the September quarter.

The RiverPark Floating Rate CMBS Fund emphasizes floating rate Single Asset / Single Borrower (SASB) loans that are structured as Commercial Mortgage Backed Securities (CMBS). The RiverPark Floating Rate CMBS Fund seeks to make investments in larger ($500+ million) securitizations of income producing commercial real estate loans secured by institutional quality assets with well regarded sponsors. The Fund emphasizes investments that have conservative credit metrics. As of September 30, 2020, all of the Fund’s investments were paying monthly coupons.

The RiverPark Floating Rate CMBS Fund emphasizes floating rate Single Asset / Single Borrower (SASB) loans that are structured as Commercial Mortgage Backed Securities (CMBS). The RiverPark Floating Rate CMBS Fund seeks to make investments in larger ($500+ million) securitizations of income producing commercial real estate loans secured by institutional quality assets with well-regarded sponsors. The Fund emphasizes investments that have conservative credit metrics including a weighted average loan-to-value ratio (LTV) of below 50% and a weighted average Debt Coverage Ratio of 4x. As of September 30, 2017, all of the Fund’s investments were performing.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg Barclays U.S. Investment-Grade CMBS Index measures the market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial back securities (agency and nonagency).

Loan-to-Value Ratio (or LTV): In order to calculate the Loan-to-Value Ratio at the Fund’s level in the capital structure (also referred to as “attachment point”), the Total Loan is divided by the underlying value of the commercial real estate securing the Fund’s investment. The Loan-to-Value Ratio is important to understanding the amount of credit support that protects the Fund’s investment. For example, if the Total Loan is $200 million and the property is appraised at $400 million, then the Loan-to-Value ratio would be 50%. A lower Loan-to-Value Ratio indicates that our investment has more credit support than a loan with a higher LTV.

Weighted Average Coupon is used to determine the gross interest rates of multiple mortgages that underline the CMBS. The Weighted Average Coupon represents the average interest rate of different pools of mortgages with varying interest rates.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Floating Rate CMBS Fund,
Institutional Class Shares, versus the Bloomberg Barclays U.S. Investment-Grade CMBS Index and Bloomberg Barclays U.S. Aggregate Bond Index

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	-6.63%	-0.01%	1.41%	4.64%	4.76%
Retail Class Shares	-6.96%	-0.29%	1.20%	4.52%	4.65%
Bloomberg Barclays U.S. Investment-Grade CMBS Index	5.95%	5.28%	4.21%	4.51%	5.21%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	5.24%	4.18%	3.64%	3.92%

*

Fund commenced operations on September 30, 2016. The performance data quoted for period prior to September 30, 2016 is that of the Predecessor Fund. The Predecessor Fund commenced operations on May 31, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

Furthermore, on November 12, 2018 the Interval Fund reorganized as an open-end mutual fund with daily liquidity. The performance data for the Retail Class Shares for periods prior to November 12, 2018, but after September 30, 2016 is that of the Institutional Class Shares adjusted to reflect the higher expense ratio applicable to the Retail Class Shares.

For periods after September 30, 2016, the returns shown above are calculated assuming reinvestments of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

RiverPark Large Growth Fund September 30, 2020

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 99.2%**
Communication Services – 16.8%
Alphabet, Cl A *	783	$1,148
Alphabet, Cl C *	783	1,151
Facebook, Cl A *	6,304	1,651
Pinterest, Cl A *	52,860	2,194
Snap, Cl A *	85,094	2,222
Twitter *	24,987	1,112
Walt Disney	10,505	1,303
		10,781
Consumer Discretionary – 10.8%
Amazon.com *	1,064	3,350
NIKE, Cl B	14,159	1,777
Vail Resorts	8,425	1,803
		6,930
Financials – 11.0%
Apollo Global Management, Cl A	34,104	1,526
Blackstone Group, Cl A (a)	56,283	2,938
CME Group, Cl A	5,461	914
KKR	49,008	1,683
		7,061
Health Care – 16.3%
DexCom *	3,551	1,464
Exact Sciences *	25,560	2,606
Illumina *	4,895	1,513
Intuitive Surgical *	2,715	1,926
IQVIA Holdings *	8,899	1,403
Zoetis, Cl A	9,098	1,504
		10,416
Industrials – 6.8%
Lockheed Martin	3,293	1,262
Northrop Grumman	4,049	1,278
Uber Technologies *	49,544	1,807
		4,347
Information Technology – 33.2%
Adobe *	3,232	1,585
Apple	22,020	2,550
Autodesk *	6,917	1,598
Bill.Com Holdings *	12,863	1,290
Mastercard, Cl A	4,959	1,677
Microsoft	14,792	3,111
PayPal Holdings *	9,510	1,874
RingCentral, Cl A *	4,519	1,241
ServiceNow *	3,444	1,670
Shopify, Cl A *	1,638	1,676
Twilio, Cl A *	5,883	1,454
Visa, Cl A	7,781	1,556
		21,282
Real Estate – 4.3%
American Tower REIT, Cl A	5,351	1,294
Equinix REIT	1,904	1,447
		2,741
Total Common Stock
(Cost $34,207) (000)		63,558

Total Investments — 99.2%
(Cost $34,207) (000)		$63,558

As of September 30, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $64,094 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	Security considered Master Limited Partnership. At September 30, 2020, these securities amounted to $2,938 (000) or 4.6% of Net Assets.

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Wedgewood Fund September 30, 2020

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 98.9%**
Communication Services – 21.3%
Alphabet, Cl A *	2,280	$3,342
Electronic Arts *	16,520	2,154
Facebook, Cl A *	13,892	3,638
		9,134
Consumer Discretionary – 11.8%
Starbucks	21,234	1,824
Tractor Supply	22,656	3,248
		5,072
Financials – 5.4%
First Republic Bank	10,388	1,133
S&P Global	3,230	1,165
		2,298
Health Care – 14.4%
Alcon*	18,756	1,068
Bristol-Myers Squibb	30,566	1,843
Edwards Lifesciences *	41,135	3,283
		6,194
Industrials – 4.3%
Copart *	17,533	1,844

Information Technology – 41.7%
Apple	27,836	3,224
CDW	17,450	2,086
Keysight Technologies *	18,033	1,781
Microsoft	11,493	2,417
Motorola Solutions	17,254	2,706
PayPal Holdings *	15,365	3,027
Visa, Cl A	13,415	2,683
		17,924
Total Common Stock
(Cost $32,871) (000)		42,466
Rights — 0.1%
Health Care – 0.1%
Bristol Myers Squid CVR *(a)	9,400	21

Total Rights
(Cost $20) (000)		21

Total Investments — 99.0%
(Cost $32,891) (000)		$42,487

As of September 30, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $42,930 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	No rate available.

Cl — Class

CVR — Contingent Value Right

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2020

Description	Face Amount (000)‡		Value (000)
Schedule of Investments
Corporate Obligations — 84.7%
Communication Services – 15.2%
CenturyLink
6.450%, 06/15/21		10,781	$11,075
Cogent Communications Group
5.375%, 03/01/22 (a)		1,087	1,113
Consolidated Communications
6.500%, 10/01/22		28,656	28,694
DISH DBS
6.750%, 06/01/21		9,663	9,914
Linkem
7.000%, VAR Euribor 3 Month+7.000%, 08/09/22	EUR	21,306	24,763
Netflix
5.375%, 02/01/21		3,206	3,246
Sirius XM Radio
3.875%, 08/01/22 (a)		6,947	7,029
TEGNA
4.875%, 09/15/21 (a)		23,168	23,202
			109,036
Consumer Discretionary – 9.6%
APX Group
7.875%, 12/01/22		13,289	13,314
Carvana
8.875%, 10/01/23 (a)		825	862
Emeco Pty
9.250%, 03/31/22		6,000	6,281
KFC Holding
5.000%, 06/01/24 (a)		10,818	11,112
KGA Escrow
7.500%, 08/15/23 (a)		18,026	18,684
L Brands
6.625%, 04/01/21		15,317	15,786
Penske Automotive Group
5.750%, 10/01/22		3,070	3,070
			69,109
Consumer Staples – 7.0%
Energizer Holdings
6.375%, 07/15/26 (a)		22,391	24,089
Ingles Markets
5.750%, 06/15/23		4,693	4,774
JBS USA LUX
5.875%, 07/15/24 (a)		21,255	21,695
			50,558
Energy – 7.1%
CITGO Petroleum
6.250%, 08/15/22 (a)		14,326	14,252
CNX Resources
5.875%, 04/15/22		33,165	33,248
NuStar Logistics
6.750%, 02/01/21		3,673	3,718
			51,218
Financials – 5.7%
Quicken Loans
5.750%, 05/01/25 (a)		39,508	40,693

Health Care – 3.0%
Hologic
4.375%, 10/15/25 (a)		2,256	2,308
Tenet Healthcare
8.125%, 04/01/22		17,456	19,418
			21,726
Industrials – 9.6%
Altera Shuttle Tankers
7.125%, 08/15/22		2,800	2,857
BMC East
5.500%, 10/01/24 (a)		7,111	7,320
Briggs & Stratton
6.875%, 12/15/20 (b)		388	20
Great Lakes Dredge & Dock
8.000%, 05/15/22		6,433	6,620
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates
4.950%, 01/15/22		6,731	6,078
HC2 Holdings
11.500%, 12/01/21 (a)		9,133	8,722
Icahn Enterprises
6.250%, 02/01/22		6,362	6,443
Nielsen Luxembourg SARL
5.500%, 10/01/21 (a)		5,109	5,123
Uber Technologies
7.500%, 11/01/23 (a)		15,418	16,080
XPO Logistics
6.500%, 06/15/22 (a)		9,849	9,896
			69,159

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2020

Description	Face Amount (000)‡	Value (000)
Information Technology – 11.7%
Dell International
5.875%, 06/15/21 (a)	24,514	$24,575
MagnaChip Semiconductor
6.625%, 07/15/21	23,756	23,756
Qorvo
5.500%, 07/15/26	15,387	16,345
VeriSign
4.625%, 05/01/23	3,630	3,656
Xerox
4.500%, 05/15/21	15,944	16,179
		84,511
Materials – 14.7%
BHP Billiton Finance USA
6.250%, VAR USD Swap Semi 30/360 5 Yr Curr+4.971%, 10/19/75	7,000	7,002
First Quantum Minerals
7.250%, 05/15/22 (a)	18,991	19,018
Hudbay Minerals
7.250%, 01/15/23 (a)	35,820	36,511
IAMGOLD
7.000%, 04/15/25 (a)	33,883	35,703
Louisiana-Pacific
4.875%, 09/15/24	5,786	5,957
Reynolds Group Issuer
7.000%, 07/15/24 (a)	1,827	1,860
		106,051
Real Estate – 1.1%
SBA Communications
4.000%, 10/01/22	8,041	8,116

Total Corporate Obligations
(Cost $609,996) (000)		610,177

Convertible Bonds — 1.8%
Energy – 0.9%
Ship Finance International
5.750%, 10/15/21	6,340	6,262

Industrials – 0.3%
Dycom Industries
0.750%, 09/15/21	2,089	2,045

Description	Shares/ Face Amount (000)‡	Value (000)
Real Estate – 0.6%
VEREIT
3.750%, 12/15/20	4,578	$4,586

Total Convertible Bonds
(Cost $12,978) (000)		12,893

Common Stock — 1.0%
Financials – 1.0%
Subversive Capital Acquisition, Cl A *	732,170	7,227

Information Technology – 0.0%
Internap Holding LLC * (c) (d)	529,593	5

Total Common Stock
(Cost $9,648) (000)		7,232

Municipal Bond — 0.8%
New York – 0.8%
Metropolitan Transportation Authority, RB
5.000%, 11/15/20	5,812	5,826

Total Municipal Bond
(Cost $5,834) (000)		5,826

Bank Loan Obligations — 9.4%
Communication Services – 2.6%
Cincinnati Bell Inc., Tranche B Term Loan, 1st Lien
4.250%, 10/2/2024 (e)	15,832	15,822
Intelsat Jackson, Term Loan, 1st Lien DIP
6.500%, 07/13/22 (e)	3,010	3,058
		18,880
Consumer Discretionary – 2.5%
First Brands Group, LLC, Tranche B-3 Term Loan, 1st Lien
8.500%, VAR LIBOR+7.500%, 02/02/24	5,085	5,003
Golden Nugget Online Gaming, Inc., 2020 Buyback Term Loan
13.000%, VAR LIBOR+12.000%, 10/04/23	11,189	12,867
		17,870

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2020

Description	Face Amount (000)‡	Value (000)
Environmental Services – 0.8%
Advanced Disposal Services, Inc. (fka ADS Waste Holdings, Inc.), Additional Term Loan, 1st Lien
3.000%, 11/10/23 (e)	5,844	$5,829

Industrials – 1.5%
WCA Waste Corporation, 1st Lien
4.750%, 08/11/23 (e)	10,530	10,508
Information Technology – 2.0%
CPA Global, 1st Lien
3.261%, 11/1/2024 (e)	13,268	13,247
Internap Holding LLC, Second Out Term Loan, 1st Lien
8.250%, VAR LIBOR+6.500%, 05/08/25	2,405	1,202
		14,449
Total Bank Loan Obligations
(Cost $68,375) (000)		67,536

Total Investments — 97.7%
(Cost $706,831) (000)		$703,664

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Brown Brothers Harriman	10/06/20	EUR	21,398	USD	25,244	$154
						$154

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$610,177	$—	$610,177
Convertible Bonds	—	12,893	—	12,893
Common Stock	7,227	—	5	7,232
Municipal Bond	—	5,826	—	5,826
Bank Loan Obligations	—	67,536	—	67,536
Total Investments in Securities	$7,227	$696,432	$5	$703,664

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$154	$—	$154
Total Other Financial Instruments	$—	$154	$—	$154

*	Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

‡	In U.S. Dollar unless otherwise indicated.
Percentages are based on Net Assets of $719,881 (000).
*	Non-income producing security.
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2020, these securities amounted to $361,612 (000) or 50.2% of Net Assets.

(b)	Security in default on interest payments.
(c)	Level 3 security in accordance with fair value hierarchy.
(d)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $5 (000) and represented 0.0% of Net Assets.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

DIP — Debtor in Possession

EUR — Euro

EURIBOR— Euro London Interbank Offered Rate

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

RB — Revenue Bond

USD — U.S. Dollar

VAR— Variable Rate

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2020

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 91.6%**
Communication Services – 17.0%
Alphabet, Cl A *(a)	4,217	$6,180
Alphabet, Cl C *(a)	4,212	6,190
Facebook, Cl A *	50,233	13,156
Pinterest, Cl A *(a)	285,926	11,869
Snap, Cl A *(a)	482,755	12,605
Twitter *	154,755	6,887
Walt Disney (a)	48,158	5,975
		62,862
Consumer Discretionary – 9.6%
Amazon.com *	5,777	18,190
NIKE, Cl B (a)	65,554	8,230
Vail Resorts	42,692	9,135
		35,555
Financials – 11.4%
Apollo Global Management, Cl A	233,649	10,456
Blackstone Group, Cl A (b) (c)	312,649	16,320
CME Group, Cl A	33,709	5,640
KKR	281,698	9,673
		42,089
Health Care – 16.4%
DexCom *(a)	20,486	8,445
Exact Sciences *(a)	127,931	13,042
Illumina *(a)	17,785	5,497
Intuitive Surgical *(a)	9,927	7,044
IQVIA Holdings *	50,650	7,984
SmileDirectClub, Cl A *	820,959	9,589
Zoetis, Cl A	54,861	9,072
		60,673
Industrials – 4.9%
Lockheed Martin (a)	7,490	2,871
Northrop Grumman	23,440	7,395
Uber Technologies *(a)	209,433	7,640
		17,906
Information Technology – 28.5%
Adobe *	17,526	8,595
Apple	129,724	15,024
Autodesk *(a)	18,731	4,327
Bill.Com Holdings *	71,680	7,190
Mastercard, Cl A (a)	20,679	6,993
Microsoft	82,261	17,302
PayPal Holdings *(a)	54,764	10,790
RingCentral, Cl A *	28,563	7,844
ServiceNow *(a)	17,332	8,406
Shopify, Cl A *(a)	6,206	6,349
Twilio, Cl A *(a)	29,230	7,222
Visa, Cl A (a)	25,568	5,113
		105,155
Real Estate – 3.8%
American Tower REIT, Cl A	27,525	6,654
Equinix REIT	9,809	7,456
		14,110
Total Common Stock
(Cost $252,143) (000)		338,350

Total Investments — 91.6%
(Cost $252,143) (000)		$338,350

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2020

A list of open swap agreements held by the Fund at September 30, 2020 was as follows:

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Alphabet Inc-Cl A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	10/13/21	$251	$241	$(10)
Alphabet Inc-Cl C	Goldman Sachs International	Fed Funds - 0.50%	Maturity	10/13/21	247	237	(10)
Ametek Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	04/13/21	(2,213)	(2,543)	(330)
Aramark	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,143)	(2,281)	(138)
ATT Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	03/03/21	(3,508)	(3,314)	194
Autodesk Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	10/28/20	2,760	4,209	1,449
Baker Hughes Co	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,235)	(1,897)	338
Boston Properties Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/19/21	(2,726)	(2,379)	347
Caterpillar Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(1,819)	(2,211)	(392)
Centurylink Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	08/26/21	(2,366)	(2,352)	14
Cerner Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(1,607)	(1,705)	(98)
Church Dwight Co Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/08/21	(1,927)	(2,399)	(472)
Core Laboratories N.V.	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,208)	(1,459)	749
Dexcom Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/27/21	204	389	185
Discovery Inc - A	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/17/21	(2,076)	(2,108)	(32)
Dish Network Corp-A	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/01/21	(1,497)	(1,344)	153
Edgewell Personal Care Co	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(3,180)	(3,101)	79
Exact Sciences Corp	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/07/21	1,675	2,476	801
Federal Realty Invs Trust	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/17/21	(2,548)	(2,323)	225
Gap Inc/The	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,324)	(3,271)	(947)
Gartner Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/12/21	(2,576)	(2,742)	(166)
Halliburton Co	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(1,923)	(1,752)	171
Harley-Davidson Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/17/21	(2,800)	(2,944)	(144)
Hp Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/19/21	(2,426)	(2,960)	(534)
Idex Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/05/21	(2,172)	(2,587)	(415)
Illumina Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	01/13/21	3,017	3,151	134
Intel Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/19/21	(1,693)	(1,457)	236
Interpublic Group Of Cos Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	04/14/21	(1,940)	(1,978)	(38)
Intuitive Surgical Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	03/09/21	3,397	3,844	447
Iron Mountain Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(3,668)	(3,890)	(222)
Kimberly-Clark Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/08/21	(2,106)	(2,244)	(138)
Klepierre	Goldman Sachs International	Fed Funds - (1.00)%	Maturity	08/11/21	(2,061)	(1,591)	470
Kohls Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,040)	(1,733)	307
Kraft Heinz Co/The	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/01/21	(2,389)	(2,300)	89
Kroger Co	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/01/21	(2,093)	(2,198)	(105)
Lockheed Martin Corp	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/21/21	3,972	4,403	431
Masimo Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	09/01/21	(2,820)	(3,124)	(304)
Mastercard Inc - A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/07/21	2,184	2,304	120
Medical Properties Trust Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(2,162)	(2,114)	48
National Oilwell Varco Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(3,066)	(2,261)	805
Nielsen Holdings Plc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/01/21	(2,150)	(2,135)	15
Nike Inc -Cl B	Goldman Sachs International	Fed Funds - 0.50%	Maturity	08/25/21	1,690	2,176	486
Omnicom Group	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	04/14/21	(2,126)	(2,031)	95
Paypal Holdings Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/15/21	286	544	258
Pinterest Inc- Class A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/07/21	79	281	202
Publicis Groupe	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	03/26/21	(1,862)	(1,858)	4
Regency Centers Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(2,230)	(1,942)	288
Schlumberger Ltd	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,167)	(1,774)	393
Servicenow Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/15/21	218	385	167
Shopify Inc - Class A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/21/21	1,567	4,579	3,012
Simon Property Group Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(3,000)	(2,777)	223
Sl Green Realty Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,968)	(2,907)	61
Snap Inc - A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/08/21	91	265	174
Snap-On Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(1,710)	(1,877)	(167)

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2020

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Sysco Corp	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	$(2,031)	$(2,316)	$(285)
Tapestry Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(1,990)	(2,196)	(206)
Trimble Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(2,408)	(2,762)	(354)
Twilio Inc - A	Goldman Sachs International	Fed Funds - 0.50%	Maturity	01/13/21	290	797	507
Uber Technologies Inc	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/07/21	843	1,149	306
Ventas Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(1,916)	(2,219)	(303)
Verizon Communications Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	04/22/21	(2,671)	(2,857)	(186)
Visa Inc-Class A Shares	Goldman Sachs International	Fed Funds - 0.50%	Maturity	08/25/21	4,069	4,082	14
Vornado Realty Trust	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,674)	(2,399)	275
Walmart Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	07/14/21	(2,517)	(2,803)	(286)
Walt Disney Co/The	Goldman Sachs International	Fed Funds - 0.50%	Maturity	04/07/21	828	973	145
Welltower Inc	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	06/03/21	(2,028)	(2,170)	(142)
Western Union Co	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	05/12/21	(3,035)	(3,182)	(147)
WPP PLC	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	03/26/21	(2,419)	(2,194)	225
Zebra Technologies Corp-Cl A	Goldman Sachs International	Fed Funds - (0.50%)	Maturity	03/03/21	(2,344)	(2,388)	(44)
							$8,027

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$338,350	$—	$—	$338,350
Total Investments in Securities	$338,350	$—	$—	$338,350

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps‡
Unrealized Appreciation	$—	$14,642	$—	$14,642
Unrealized Depreciation	—	(6,615)	—	(6,615)
Total Other Financial Instruments	$—	$8,027	$—	$8,027

‡	Equity Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $369,183 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
†	Inclusive of accrued dividends and interest related to Total Return Swaps.
(a)	Underlying security for a Total Return Swap.
(b)	Security considered Master Limited Partnership. At September 30, 2020, these securities amounted to $16,320 (000) or 4.4% of Net Assets.
(c)	This security or a partial position of this security has been committed as collateral for Total Return Swaps. The aggregate market value of the collateral as of September 30, 2020 was $10,048 (000).

Cl — Class

REIT — Real Estate Investment Trust

Amounts designated as “— “ are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

Description	Face Amount (000)‡		Value (000)
Schedule of Investments
Corporate Obligations — 58.2%
Communication Services – 11.8%
Connect Finco SARL
6.750%, 10/01/26 (a)		5,517	$5,544
DISH DBS
6.750%, 06/01/21		2,939	3,016
Linkem
7.000%, VAR Euribor 3 Month+7.000%, 08/09/22 (a)	EUR	8,896	10,339
ORBCOMM
8.000%, 04/01/24 (a)		1,011	985
T-Mobile USA
6.000%, 03/01/23		2,442	2,451
			22,335
Consumer Discretionary – 14.1%
Anagram International
15.000%, 08/15/25 (a)		1,528	1,604
APX Group
7.875%, 12/01/22		5,433	5,443
At Home Holding III
8.750%, 09/01/25 (a)		3,303	3,458
Diamond Sports Group
12.750%, 12/01/26 (a)		1,084	873
Ferrellgas
10.000%, 04/15/25 (a)		1,567	1,700
FXI Holdings
12.250%, 11/15/26 (a)		2,965	3,170
Georg Jensen
6.000%, VAR Euribor 3 Month+6.000%, 05/15/23	EUR	300	299
Hercules Achievement
9.000%, VAR ICE LIBOR USD 3 Month+8.000%, 12/22/24 (a)		3,185	3,030
Jacktel
10.000%, 12/04/23 (a)		1,700	391
Lifefit Group Midco GmbH
7.500%, VAR Euribor 3 Month+7.500%, 07/26/23	EUR	1,160	1,374
SB Holdco
8.000%, VAR Euribor 3 Month+8.000%, 07/13/22	EUR	1,300	1,535
Tapestry
4.250%, 04/01/25 (e)		3,491	3,648
			26,525
Energy – 8.7%
CITGO Petroleum
6.250%, 08/15/22 (a)		4,730	4,705
Golar LNG Partners
6.506%, VAR ICE LIBOR USD 3 Month+6.250%, 11/22/21		969	819
Martin Midstream Partners
11.500%, 02/28/25 (a)		1,845	1,679
10.000%, 02/29/24 (a)		1,920	1,997
Oasis Petroleum
6.875%, 01/15/23 (b)		1,112	261
6.250%, 05/01/26 (a) (b)		2,065	494
Oceaneering International
4.650%, 11/15/24		943	696
PBF Logistics
6.875%, 05/15/23		3,019	2,847
Sanjel Corporation
0.000%, 12/31/49 (a) (b) (c) (e) (f)		2,700	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
0.000%, 12/31/49 (a) (b) (e) (f)		101	—
SESI
7.750%, 09/15/24 (b)		2,360	614
7.125%, 12/15/21 (a) (b)		4,370	1,224
Teekay LNG Partners
5.380%, VAR NIBOR 3 Month+5.150%, 09/02/25	NOK	3,000	321
W&T Offshore
9.750%, 11/01/23 (a)		977	675
			16,332
Financials – 4.7%
Donnelley Financial Solutions
8.250%, 10/15/24		679	714
Quicken Loans
5.750%, 05/01/25 (a)		4,189	4,314

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

Description	Face Amount (000)‡		Value (000)
StoneX Group
8.625%, 06/15/25 (a)		3,238	$3,503
Toll Road Investors Partnership II MBIA Insurance Corp
0.000%, 02/15/45 (a) (f)		215	70
VNV Global
5.750%, 10/04/22	SEK	2,250	258
			8,859
Health Care – 2.7%
AstraZeneca
0.700%, 04/08/26		674	667
Tenet Healthcare
8.125%, 04/01/22		4,040	4,494
			5,161
Industrials – 12.7%
Borealis Finance
7.500%, 11/16/23 (a)		2,248	2,076
Briggs & Stratton
6.875%, 12/15/20 (b)		135	7
Continental Airlines Pass-Through Trust, Ser 2000-2, Cl A1
7.707%, 04/02/21		173	171
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/22		501	492
Hawaiian Airlines 2013-1 Class A Pass-Through Certificates
3.900%, 01/15/26		3,702	3,054
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates
4.950%, 01/15/22		504	455
HC2 Holdings
11.500%, 12/01/21 (a)		2,776	2,651
Icahn Enterprises
4.750%, 09/15/24		1,686	1,710
MPC Container Ships Invest BV
4.975%, VAR ICE LIBOR USD 3 Month+4.750%, 03/22/23		2,320	2,111
Mueller Industries
6.000%, 03/01/27 (d)		5,170	5,188
Stolt-Nielsen
6.375%, 09/21/22		2,500	2,588
StorCentric Peleus Insurance Co
5.875%, 02/19/23 (a)		844	849
Textron
2.450%, 03/15/31		674	672

Description	Face Amount (000)‡ /Shares		Value (000)
Wallenius Wilhelmsen
6.010%, VAR NIBOR 3 Month+5.750%, 09/09/24	NOK	6,500	$698
Welbilt
9.500%, 02/15/24		398	409
XPO Logistics
6.250%, 05/01/25 (a)		674	721
			23,852
Information Technology – 1.9%
CentralNic Group
7.000%, VAR Euribor 3 Month+7.000%, 07/03/23	EUR	604	743
Dell International
7.125%, 06/15/24 (a)		2,547	2,652
Motorola Solutions
2.300%, 11/15/30		165	164
			3,559
Materials – 1.2%
Alcoa Nederland Holding BV
6.750%, 09/30/24 (a)		334	345
Allegheny Technologies
7.875%, 08/15/23		819	840
IAMGOLD
5.750%, 10/15/28 (a)		330	321
Reynolds Group Issuer
7.000%, 07/15/24 (a)		797	811
			2,317
Utilities – 0.4%
Clearway Energy Operating
4.750%, 03/15/28 (a)		676	699

Total Corporate Obligations
(Cost $115,419) (000)			109,639

Common Stock — 11.3%
Consumer Discretionary – 1.6%
Appvion * (c) (e)		305,017	3,020

Energy – 0.2%
Mcdermott International *		129,005	309

Financials – 8.0%
Ceres Acquisition *		52,492	496
CM Life Sciences *		29,563	310
Cohn Robbins Holdings *		74,754	754
Equity Distribution Acquisition *		72,838	750
FG New America Acquisition Corp *		61,877	619
Foley Trasimene Acquisition II *		72,270	737

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

Description	Face Amount (000)‡ /Shares		Value (000)
Fortress Value Acquisition II *		118,096	$1,217
Forum Merger III *		38,262	400
Horizon Acquisition *		38,262	398
Ladder Capital, Cl A		20,213	144
Oaktree Acquisition II *		47,791	492
Pershing Square Tontine Holdings, Cl A *		10,348	235
Starboard Value Acquisition, Cl A *		86,024	868
Subversive Capital Acquisition, Cl A *		466,905	4,608
Tailwind Acquisition *		143,483	1,442
Vector Acquisition *		159,298	1,615
			15,085
Information Technology – 0.0%
Internap Holding LLC * (c) (e)		592,725	6

Materials – 0.6%
RA Parent * (c) (e)		56	1,200

Real Estate – 0.9%
Alpine Income Property Trust		51,175	796
CTO Realty Growth		19,612	865
			1,661
Total Common Stock
(Cost $26,332) (000)			21,281

Convertible Bonds — 3.0%
Consumer Discretionary – 0.2%
WildBrain
5.875%, 09/30/24 (a)	CAD	825	443

Energy – 1.3%
Ship Finance International
5.750%, 10/15/21		2,426	2,396

Industrials – 0.2%
HC2 Holdings
7.500%, 06/01/22 (a)		555	442

Real Estate – 1.3%
CTO Realty Growth
3.875%, 04/15/25 (a)		1,319	1,220
CTO Realty Growth
3.875%, 04/15/25		1,217	1,132
			2,352

Total Convertible Bonds
(Cost $5,728) (000)			5,633

Preferred Stock — 1.7%
Financials – 0.1%
Great Elm Capital
6.500%		3,350	79

Industrials – 1.1%
GFL Environmental
6.000%		23,532	1,255
WESCO International
10.625%		30,044	841
			2,096
Real Estate – 0.5%
Monmouth Real Estate Investment
6.125%		39,030	967

Total Preferred Stock
(Cost $2,956) (000)			3,142

Municipal Bond — 1.2%
Puerto Rico – 1.2%
GDB Debt Recovery Authority, RB
7.500%, 08/20/40		3,177	2,192

Total Municipal Bond
(Cost $2,197) (000)			2,192

Trade Claims — 1.1%
Utilities – 1.1%
Pacific Gas & Electric (c) (e)		1,912	1,970

Total Trade Claims
(Cost $1,644) (000)			1,970

Exchange-Traded Fund — 0.3%
Financials – 0.3%
iShares iBoxx High Yield Corporate Bond ETF (c) (e)		7,001	587

Total Exchange-Traded Fund
(Cost $577) (000)			587

Warrants — 0.0%
Energy – 0.0%
Mcdermott International * (e)
Expires 6/30/2027, Strike Price $12.33		258,269	34

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

Description	Face Amount (000)‡ /Shares	Value (000)
Mcdermott International * (e)
Expires 6/30/2027, Strike Price $15.98	286,965	$23
		57
Financials – 0.0%
Tuscan Holdings II *
Expires 7/19/2025, Strike Price $11.50	34,625	16

Total Warrants
(Cost $171) (000)		73

Bank Loan Obligations — 15.1%
Consumer Discretionary – 7.7%
Appvion Operations, Inc., Term Loan, 1st Lien
7.000%, VAR LIBOR+6.00%, 06/12/26	861	835
First Brands Group, LLC, Tranche B-3 Term Loan, 1st Lien
8.500%, VAR LIBOR+7.500%, 02/02/24	6,504	6,398
General Nutrition Centers, Inc., FILO Term Loan
11.250%, VAR LIBOR+9.00%, 12/23/20	1,701	1,653
Golden Nugget Online Gaming, Inc., 2020 Buyback Term Loan
13.000%, VAR LIBOR+12.000%, 10/04/23	3,403	3,914
Monitronics International, Inc., Take-Back Exit, Term Loan
7.750%, VAR LIBOR+6.50%, 03/29/24	362	271
Production Resource Group, L.L.C., Term Loan, 1st Lien Exit, Term Loan
8.900%, VAR LIBOR+7.000%, 08/21/24	2,550	1,403
		14,474
Energy – 2.3%
Crestwood Holdings LLC, Term Loan, 1st Lien
7.660%, VAR LIBOR+7.500%, 02/28/23	4,358	2,837
Fieldwood Energy LLC, Closing Date Loan, 1st Lien Exit, Term Loan
0.000%, VAR LIBOR+5.250%, 04/11/22 (b)	5,879	1,489
		4,326

Description	Face Amount (000)‡	Value (000)
Financials – 0.9%
Lealand Finance Company B.V., Take-Back Term Loan
4.156%, VAR LIBOR+4.000%, 06/30/25	2,184	$1,631

Information Technology – 0.7%
Internap Holding LLC, Second Out Term Loan, 1st Lien
8.250%, VAR LIBOR+3.000%, 05/08/25	2,692	1,346

Materials – 2.8%
Elevate Textiles, Inc., Initial Term Loan, 2nd Lien
5.367%, VAR LIBOR+5.000%, 05/01/24	1,073	869
Pixelle Specialty Solutions, LLC, Initial Term Loan, 1st Lien
7.500%, VAR LIBOR+6.00%, 10/31/24	3,310	3,294
Real Alloy Holding, Term Loan
11.000%, VAR LIBOR+0.000%, 12/31/49 (c) (e)	1,211	1,211
		5,374
Real Estate – 0.7%
IEA Energy Services LLC, 2019 Refinancing Term Loan, 1st Lien
7.058%, VAR LIBOR+8.25%, 09/25/24	1,373	1,355

Total Bank Loan Obligations
(Cost $36,570) (000)		28,506

Total Investments — 91.9%
(Cost $191,594) (000)		173,023

Schedule of Securities Sold Short, Not Yet Purchased
Corporate Obligations — (3.1)%
Consumer Staples – (1.8)%
Conagra Brands
7.125%, 10/01/26	(1,000)	(1,276)

Kraft Heinz Foods
3.000%, 06/01/26	(2,000)	(2,058)
		(3,334)
Financials – (0.3)%
Capital One Financial
3.450%, 04/30/21	(586)	(596)

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

Description	Face Amount (000)‡ /Shares	Value (000)
Health Care – (0.4)%
McKesson
3.950%, 02/16/28	(660)	$(770)

Industrials – (0.6)%
GFL Environmental
7.000%, 06/01/26 (a)	(991)	(1,047)

Total Corporate Obligations
(Proceeds $5,321) (000)		(5,747)

Common Stock — (0.3)%
Energy – (0.3)%
Crestwood Equity Partners LP (g)	(39,700)	(495)

Industrials – 0.0%
Briggs & Stratton*	(58,627)	(15)

Total Common Stock
(Proceeds $428) (000)		(510)

Total Securities Sold Short, Not Yet Purchased
(Proceeds $5,749) (000)		$(6,257)

Purchased Options — 0.1%(h)
Total Purchased Options
(Cost $186) (000)		$127

Written Options — (0.1)%(h)
Total Written Options
(Premiums Received $381) (000)		$(229)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Brown Brothers Harriman	10/06/20	USD	200	EUR	171	$—
Brown Brothers Harriman	10/06/20	NOK	9,506	USD	1,045	26
Brown Brothers Harriman	10/06/20	SEK	2,340	USD	265	5
Brown Brothers Harriman	10/06/20	EUR	12,473	USD	14,715	90
Brown Brothers Harriman	10/06/20	CAD	589	USD	447	4
						$125

A list of the open option contracts held by the Fund at September 30, 2020 was as follows (000):

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
Put Options
Crestwood Equity Partners LP*	405	$505	$10.00	01/16/21	$39
Crestwood Equity Partners LP*	162	201	10.00	12/19/20	11
Hawaiian Holdings*	65	84	8.00	12/19/20	2
		790			52
Call Options
Barrick Gold*	114	212	22.00	01/16/21	75
Total Purchased Options
(Cost $186) (000)		$1,002			$127

WRITTEN OPTIONS — (0.1)%
Put Options
Barrick Gold Corp*	(114)	$(320)	$24.00	01/16/21	$(10)
Magellan Midstream Partners LP*	(101)	(345)	37.50	10/17/20	(34)
SPDR Gold Shares*	(81)	(1,156)	157.00	01/16/21	(10)
SPN* (c)(e)(i)(j)	(212)	–	100.00	04/17/21	(127)
		(1,821)			(181)
Call Options
Briggs & Stratton Corporation*	(101)	(3)	5.00	01/16/21	(1)
Briggs & Stratton Corporation*	(135)	(4)	1.00	01/16/21	(1)
Crestwood Equity Partners LP*	(7)	(9)	7.50	10/17/20	(4)
Crestwood Equity Partners LP*	(405)	(505)	20.00	01/16/21	(6)
Crestwood Equity Partners LP*	(162)	(201)	15.00	12/19/20	(11)
GFL Environmental*	(66)	(140)	20.00	01/16/21	(25)
		(862)			(48)
Total Written Options
(Premiums Received $381) (000)		$(2,683)			$(229)

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments, securities sold short, not yet purchased, and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$109,639	$—	$109,639
Common Stock	17,055	—	4,226	21,281
Convertible Bonds	—	5,633	—	5,633
Preferred Stock	3,142	—	—	3,142
Municipal Bond	—	2,192	—	2,192
Trade Claims	—	—	1,970	1,970
Exchange-Traded Fund	587	—	—	587
Warrants	—	16	57	73
Bank Loan Obligations	—	27,295	1,211	28,506
Total Investments in Securities	$20,784	$144,775	$7,464	$173,023

Securities Sold Short, Not Yet Purchased	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$(5,747)	$—	$(5,747)
Common Stock	(510)	—	—	(510)
Total Securities Sold Short, Not Yet Purchased	$(510)	$(5,747)	$—	$(6,257)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$127	$—	$—	$127
Written Options	(100)	(2)	(127)	(229)
Forwards Contracts*
Unrealized Appreciation	—	125	—	125
Total Other Financial Instruments	$27	$123	$(127)	$23

*	Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (000):

	Common Stock	Trade Claims	Warrants	Bank Loan Obligations
Beginning balance as of October 1, 2019	$4,882	$2,601	$—	$1,133
Change in unrealized appreciation/ depreciation)	(3,363)	326	(96)	—
Realized Gain (Loss)	—	156	—	—
Purchases	2,707	—	153	78
Sales	—	(1,113)	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Ending balance as of September 30, 2020	$4,226	$1,970	$57	$1,211
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3,363)	$326	$(96)	$—

	Written Options	Total
Beginning balance as of October 1, 2019	$—	$8,616
Change in unrealized appreciation/ depreciation)	—	(3,133)
Realized Gain (Loss)	—	156
Purchases	(127)	2,811
Sales	—	(1,113)
Transfer into Level 3	—	—
Transfer out of Level 3	—	—
Ending balance as of September 30, 2020	$(127)	$7,337
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(3,133)

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2020. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at September 30, 2020 (000)	Valuation Technique	Unobservable Inputs	Range
Common Stock	$3,020	Multiples and Comparables Methods	2.9x implied multiple on $40.9mm in EBITDA (total enterprise value) less net debt of $41mm on 7.92mm shares outstanding.	6.9x-21.5x multiple (average multiple being 11.1x) of EBITDA on comparable public companies together with $47mm-$368mm in EBITDA and $271mm-$1,068mm of net debt for the companies.
Common Stock	1,200	Multiples and Comparables Methods	5.0x $40.2mm in EBITDA (total enterprise value) less net debt of $93.2mm on 5,000 shares outstanding.	5.1x-10.2x multiples of EBITDA, with an average EBITDA of 7.5x, on comparable public companies together with $76.2mm-$127,680mm in EBITDA and $251mm-$403,900mm of net debt for the companies.
Common Stock	6	Transactions Method	A bona fide broker had recently produced a bid for the equity at $.01 per unit.	Bid/Ask spread of $.01-$.50 per unit
Trade Claims	1,970	Transactions Method and Liquidation Value of Claims	A bona-fide quote of 103.00 from an independent broker was used to support this valuation and these claims have been paying off at an all-in value of approximately 103.	—
Warrants	57	Black-Scholes Model	The Black-Scholes Model was employed using the underlying equity closing price of $2.4 per share, its expiry date of 6/30/27 and a volatility of 40%.	—
Bank Loan Obligations	1,211	Multiples Method	Low level of leverage and coupon of Libor + 10% (totaling approximately 11% as of 9/30/20); loan callable at 100.00 with a minimum of 10 days’ notice.	2.1x-2.3x net leverage coupled with $40.2mm in EBITDA for the company.
Written Put Options	(127)	Transactions Method	This represents a private transaction made directly with the underlying company that was executed on September 29, 2020. This latest transaction price of 6% premium is being used as fair value.	—

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Percentages are based on Net Assets of $188,329 (000).
*	Non-income producing security.
‡	In U.S. Dollar unless otherwise indicated.
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2020, these securities amounted to $61,941 (000) or 32.9% of Net Assets.

(b)	Security in default on interest payments.
(c)	Securities considered illiquid. The total value of such securities as of September 30, 2020 was $7,280 (000) and represented 3.9% of Net Assets.
(d)

This security or partial position of this security has been committed as collateral for open short positions and option contracts. The aggregate market value of the collateral as of September 30, 2020 was $6,514 (000).

(e)	Level 3 security in accordance with fair value hierarchy.
(f)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time purchase.
(g)	Security considered Master Limited Partnership. At September 30, 2020, these securities amounted to $(495) (000) or (0.3)% of Net Assets.
(h)	Refer to table below for details on Options Contracts.
(i)	Underlying company is in default.
(j)

On September 29, 2020, the Fund signed a commitment letter with Superior Energy Services to backstop a multiple draw term loan facility for a total commitment amount of $2,122,838 and received a put option premium in the amount of $127,369 for doing so. Should acceptable alternate exit financing not be available to

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2020

the company upon the emergence of Chapter 11 bankruptcy, the Fund would be committed to provide liquidity to the company through the exercise of this delayed-draw term loan facility put option.

CAD	— Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

NIBOR — Norwegian Interbank Offered Rate

NOK	— Norway

RB — Revenue Bond

Ser — Series

SPDR — Standard and Poor’s Depository Receipt

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2020

Description	Face Amount (000)	Value (000)
Schedule of Investments
Commercial Mortgage-Backed Securities — 98.2%(a)
Non-Agency Mortgage-Backed Obligation – 98.2%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl F
2.979%, VAR ICE LIBOR USD 1 Month+1.480%, 09/15/34	$8,000	$7,540
BBCMS Mortgage Trust, Ser 2020-C7, Cl D
3.605%, 04/15/53	5,000	4,456
BBCMS Mortgage Trust, Ser 2019-CLP, Cl E
2.267%, VAR ICE LIBOR USD 1 Month+2.114%, 12/15/31	7,070	6,510
Benchmark Mortgage Trust, Ser 2020-IG3, Cl D
3.387%, 09/15/48	5,371	4,878
Benchmark Mortgage Trust, Ser 2020-B18, Cl E
2.250%, 07/15/53	3,000	2,166
Benchmark Mortgage Trust, Ser 2020-B18, Cl D
2.250%, 07/15/53	7,000	5,812
BF Mortgage Trust, Ser 2019-NYT, Cl E
2.652%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/35	12,000	11,641
BFLD, Ser 2019-DPLO, Cl F
2.692%, VAR ICE LIBOR USD 1 Month+2.540%, 10/15/34	8,500	7,400
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl G
3.450%, VAR ICE LIBOR USD 1 Month+3.250%, 10/15/37	10,700	10,700
BX Commercial Mortgage Trust, Ser 2018-IND, Cl H
3.152%, VAR ICE LIBOR USD 1 Month+3.000%, 11/15/35	3,934	3,836
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl F
2.950%, VAR ICE LIBOR USD 1 Month+2.750%, 10/15/37	5,000	5,000
BX Commercial Mortgage Trust, Ser 2019-XL, Cl J
2.802%, VAR ICE LIBOR USD 1 Month+2.650%, 10/15/36	10,442	10,184
BX Commercial Mortgage Trust, Ser 2020-BXLP, Cl G
2.652%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/36	17,734	17,489
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl F
2.623%, VAR ICE LIBOR USD 1 Month+2.471%, 03/15/37	9,000	8,674
BX Commercial Mortgage Trust, Ser 2019-XL, Cl G
2.452%, VAR ICE LIBOR USD 1 Month+2.300%, 10/15/36	15,597	15,343
BX Commercial Mortgage Trust, Ser 20108-IND, Cl G
2.202%, VAR ICE LIBOR USD 1 Month+2.050%, 11/15/35	11,270	11,087
BX Commercial Mortgage Trust, Ser 2020-BXLP, Cl F
2.152%, VAR ICE LIBOR USD 1 Month+2.000%, 12/15/36	9,163	9,014
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl E
2.103%, VAR ICE LIBOR USD 1 Month+1.951%, 03/15/37	5,000	4,913
BX Commercial Mortgage Trust, Ser 2018-IND, Cl F
1.952%, VAR ICE LIBOR USD 1 Month+1.800%, 11/15/35	1,253	1,236
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl G
3.402%, VAR ICE LIBOR USD 1 Month+3.250%, 12/15/37	15,000	14,188

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2020

Description	Face Amount (000)	Value (000)
CAMB Commercial Mortgage Trust, Ser 20109-LIFE, Cl F
2.702%, VAR ICE LIBOR USD 1 Month+2.550%, 12/15/37	$5,000	$4,759
CG Commercial Mortgage Trust, Ser 2019-SST2, Cl F
2.652%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/36	8,000	7,581
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl B
1.252%, VAR ICE LIBOR USD 1 Month+1.100%, 12/15/36	250	243
COMM Mortgage Trust, Ser 2018-HCLV, Cl E
2.652%, VAR ICE LIBOR USD 1 Month+2.500%, 09/15/33	5,000	4,340
COMM Mortgage Trust, Ser 2018-HCLV, Cl C
1.852%, VAR ICE LIBOR USD 1 Month+1.700%, 09/15/33	5,319	5,047
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
2.802%, VAR ICE LIBOR USD 1 Month+2.650%, 05/15/36	8,780	8,615
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl E
2.302%, VAR ICE LIBOR USD 1 Month+2.150%, 05/15/36	17,000	16,765
DBGS Mortgage Trust, Ser 2018-5BP, Cl E
2.052%, VAR ICE LIBOR USD 1 Month+1.900%, 06/15/33	10,000	9,260
DBGS Mortgage Trust, Ser 2018-5BP, Cl D
1.502%, VAR ICE LIBOR USD 1 Month+1.350%, 06/15/33	550	529
FREMF Mortgage Trust, Ser 2019-KBF3, Cl B
2.657%, VAR ICE LIBOR USD 1 Month+2.500%, 01/25/29	6,000	5,786
FREMF Mortgage Trust, Ser 2018-KL2P, Cl BPZ
2.657%, VAR ICE LIBOR USD 1 Month+2.500%, 01/25/28	8,025	7,765
GB Trust, Ser 2020-FLIX, Cl D
2.502%, VAR ICE LIBOR USD 1 Month+2.350%, 08/15/37	5,000	5,012
GS Mortgage Securities Trust, Ser 2020-GC47, Cl D
3.571%, 05/12/53	2,000	1,868
GS Mortgage Securities Trust, Ser 2018-LUAU, Cl E
2.702%, VAR ICE LIBOR USD 1 Month+2.550%, 11/15/32	5,000	4,323
GS Mortgage Securities Trust, Ser 2019-SOHO, Cl E
2.027%, VAR ICE LIBOR USD 1 Month+1.875%, 06/15/36	9,000	8,441
JPMDB Commercial Mortgage Securities Trust, Ser 2020-COR7, Cl D
1.750%, 05/13/53	5,000	3,931
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
4.510%, VAR ICE LIBOR USD 1 Month+3.010%, 06/15/35	4,500	1,375
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl E
3.910%, VAR ICE LIBOR USD 1 Month+2.410%, 06/15/35	1,000	698
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-LAQ, Cl E
3.350%, VAR ICE LIBOR USD 1 Month+3.000%, 06/15/35	7,214	6,655
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl E
2.312%, VAR ICE LIBOR USD 1 Month+2.160%, 07/15/36	9,700	9,104
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl D
1.812%, VAR ICE LIBOR USD 1 Month+1.660%, 07/15/36	8,675	8,229

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2020

Description	Face Amount (000)	Value (000)
Merit, Ser 2020-HILL, Cl F
4.252%, VAR ICE LIBOR USD 1 Month+4.100%, 08/15/37	$2,750	$2,756
Morgan Stanley Capital I Trust, Ser 2019-PLND, Cl G
3.802%, VAR ICE LIBOR USD 1 Month+3.650%, 05/15/36	10,000	7,366
Morgan Stanley Capital I Trust, Ser 2017-CLS, Cl F
2.752%, VAR ICE LIBOR USD 1 Month+2.600%, 11/15/34	8,652	8,420
MSCG Trust, Ser 2018-SELF, Cl F
3.202%, VAR ICE LIBOR USD 1 Month+3.050%, 10/15/37	5,000	4,712
MTRO Commercial Mortgage Trust, Ser 2019-TECH, Cl E
2.202%, VAR ICE LIBOR USD 1 Month+2.050%, 12/15/33	8,480	8,243
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl E
2.106%, VAR ICE LIBOR USD 1 Month+1.954%, 07/15/33	9,060	8,537
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl D
1.606%, VAR ICE LIBOR USD 1 Month+1.454%, 07/15/33	9,515	9,164

Total Commercial Mortgage-Backed Securities
(Cost $341,236) (000)		331,591

Total Investments — 98.2%
(Cost $342,461) (000)		$331,591

As of September 30, 2020, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $337,741 (000).
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2020, these securities amounted to $331,591 (000) or 98.2% of Net Assets.

Cl — Class

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2020

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Assets:
Investments in Securities, at Value (Note 2)	$63,558	$42,487	$703,664
Cash and Cash Equivalents	584	474	—
Foreign Currency (Note 2)	—	—	447
Prepaid Expenses	25	25	83
Receivable for Capital Shares Sold	15	17	4,248
Receivable for Dividend and Interest Income	9	11	12,519
Receivable for Investment Securities Sold	—	—	17,321
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	154
Total Assets	64,191	43,014	738,436
Liabilities:
Payable for Capital Shares Redeemed	17	21	636
Income Distribution Payable	—	—	122
Payable for Investment Securities Purchased	—	—	14,124
Payable Due to Adviser (Note 3)	33	23	374
Payable Due to Shareholder Servicing Agent (Note 3)	16	7	45
Payable Due to Administrative Services, Retail Class Shares (Note 3)	7	1	13
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	6	17	104
Payable Due to Administrator (Note 3)	3	2	33
Payable Due to Custodian	—	—	2,939
Chief Compliance Officer Fees Payable (Note 3)	—	—	2
Other Accrued Expenses	15	13	163
Total Liabilities	97	84	18,555
Net Assets	$64,094	$42,930	$719,881
Net Assets Consist of:
Paid-in Capital	$30,609	$12,271	$750,472
Total Distributable Earnings/(Loss)	33,484	30,659	(30,591)
Net Assets	$64,094	$42,930	$719,881
Investments in Securities, at Cost	$34,207	$32,891	$706,831
Foreign Currency, at Cost	—	—	447
Net Assets - Institutional Class Shares(1)	$29,295,554	$33,324,631	$653,883,563
Net Assets - Retail Class Shares(1)	$34,798,409	$9,605,591	$65,997,931
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,030,451	4,002,117	67,744,162
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,255,115	1,198,983	6,864,240
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$28.43	$8.33	$9.65
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$27.73	$8.01	$9.61

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2020

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Assets:
Investments in Securities, at Value (Note 2)	$338,350	$173,023	$331,591
Deposits with Brokers for Securities Sold Short, Not Yet Purchased	—	6,055	—
Cash and Cash Equivalents	14,887	15,515	5,918
Foreign Currency (Note 2)	—	205	—
Swaps Contracts, at Value (Note 2)	14,642	—	—
Receivable for Capital Shares Sold	6,493	245	304
Cash Collateral on Swap Contracts	2,000	—	—
Receivable for Dividend and Interest Income	47	2,014	414
Prepaid Expenses	46	39	49
Cash Collateral on Option Contacts	15	—	—
Purchased Options, at Value (Note 2)	—	127	—
Receivable for Investment Securities Sold	—	3,995	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	125	—
Total Assets	376,480	201,343	338,276
Liabilities:
Swaps Contracts, at value (Note 2)	6,615	—	—
Payable for Capital Shares Redeemed	119	519	184
Securities Sold Short, Not Yet Purchased (Note 2)	—	6,257	—
Income Distribution Payable	—	39	25
Written Options, at Value (Note 2)	—	229	—
Payable for Investment Securities Purchased	—	5,764	—
Payable Due to Adviser (Note 3)	411	100	176
Payable Due to Administrative Services, Institutional Class Shares (Note 3)	51	19	65
Payable Due to Shareholder Servicing Agent (Note 3)	24	18	2
Payable Due to Administrator (Note 3)	16	9	13
Payable Due to Administrative Services, Retail Class Shares (Note 3)	10	9	—
Chief Compliance Officer Fees Payable (Note 3)	1	1	1
Other Accrued Expenses	50	50	69
Total Liabilities	7,297	13,014	535
Net Assets	$369,183	$188,329	$337,741
Net Assets Consist of:
Paid-in Capital	$288,236	$272,455	$357,520
Total Distributable Earnings/(Loss)	80,947	(84,126)	(19,779)
Net Assets	$369,183	$188,329	$337,741
Investments in Securities, at Cost	$252,143	$191,594	$342,461
Foreign Currency, at Cost	—	205	—
Securities Sold Short, Not Yet Purchased, Proceeds	—	5,749	—
Purchased Options, at Cost	—	186	—
Written Options, Premiums Received	—	381	—
Net Assets - Institutional Class Shares(1)	$304,772,102	$177,849,618	$333,854,785
Net Assets - Retail Class Shares(1)	$64,410,824	$10,479,370	$3,886,082
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	18,367,878	20,677,794	37,010,568
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	3,925,902	1,219,085	431,408
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$16.59	$8.60	$9.02
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$16.41	$8.60	$9.01

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2020

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Investment Income:
Dividends	$255	$420	$98
Interest	5	7	23,240
Dividends from Master Limited Partnerships	95	—	—
Total Investment Income	355	427	23,338
Expenses:
Investment Advisory Fees (Note 3)	361	437	4,538
Shareholder Service Fees(1) (Note 3)	75	25	80
Administrative Services Fee, Retail Class Shares (Note 3)	39	3	5
Administrator Fees (Note 3)	32	39	407
Administrative Services Fee, Institutional Class Shares (Note 3)	23	6	734
Trustees’ Fees (Note 3)	3	5	45
Chief Compliance Officer Fees (Note 3)	2	3	25
Registration Fees	34	37	47
Transfer Agent Fees	16	19	196
Professional Fees	8	9	93
Custodian Fees	3	12	18
Insurance and Other Fees	10	11	106
Total Expenses	606	606	6,294
Net Expenses	606	606	6,294
Net Investment Income (Loss)	(251)	(179)	17,044
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	5,299	38,479	(9,992)
Forward Foreign Currency Contracts	—	—	(1,196)
Foreign Currency Transactions	—	—	154
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,341	(22,380)	996
Forward Foreign Currency Contracts	—	—	(210)
Net Realized and Unrealized Gain (Loss)	18,640	16,099	(10,248)
Net Increase in Net Assets Resulting from Operations	$18,389	$15,920	$6,796

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2020

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Investment Income:
Dividends	$767	$221	$—
Dividends from Master Limited Partnerships	216	—	—
Interest	18	14,952	10,931
Total Investment Income	1,001	15,173	10,931
Expenses:
Investment Advisory Fees (Note 3)	2,429	1,487	1,706
Administrative Services Fee, Institutional Class Shares (Note 3)	125	239	228
Administrator Fees (Note 3)	94	133	118
Shareholder Service Fees(1) (Note 3)	61	34	8
Administrative Services Fee, Retail Class Shares (Note 3)	31	3	4
Trustees’ Fees (Note 3)	8	15	15
Chief Compliance Officer Fees (Note 3)	5	8	9
Transfer Agent Fees	44	61	73
Registration Fees	39	49	39
Professional Fees	22	25	36
Printing Fees	12	—	7
Custodian Fees	4	11	6
Dividend and Interest Expense	—	328	—
Offering Costs	—	—	6
Insurance and Other Fees	25	45	48
Total Expenses	2,899	2,438	2,303
Fees Waived by Adviser (Note 3)	(7)	—	(60)
Net Expenses	2,892	2,438	2,243
Net Investment Income (Loss)	(1,891)	12,735	8,688
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	3,614	(10,104)	(8,920)
Purchased Options	—	(6)	—
Written Options	(1,098)	505	—
Securities Sold Short, Not Yet Purchased	—	(12)	—
Swap Contracts	(10,266)	—	—
Forward Foreign Currency Contracts	—	(870)	—
Foreign Currency Transactions	(3)	66	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	65,151	(7,292)	(10,778)
Purchased Options	—	(59)	—
Written Options	—	152	—
Securities Sold Short, Not Yet Purchased	—	(104)	—
Swap Contracts	6,735	—	—
Forward Foreign Currency Contracts	—	(133)	—
Foreign Currency Transactions	—	36	—
Net Realized and Unrealized Gain (Loss)	64,133	(17,821)	(19,698)
Net Increase (Decrease) in Net Assets Resulting from Operations	$62,242	$(5,086)	$(11,010)

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Large Growth Fund		Wedgewood Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net Investment Loss	$(251)	$(76)	$(179)	$(138)
Net Realized Gain from Investments	5,299	8,098	38,479	56,826
Net Change in Unrealized Appreciation (Depreciation) on Investments,	13,341	(7,312)	(22,380)	(72,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,389	710	15,920	(15,334)

Distributions:
Institutional Class Shares	(2,725)	(2,651)	(31,620)	(86,145)
Retail Class Shares	(3,279)	(3,413)	(4,021)	(11,942)
Total Distributions to Shareholders	(6,004)	(6,064)	(35,641)	(98,087)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	1,380	950	49,014	38,091
Shares Issued as Reinvestment of Distributions	2,713	2,651	20,487	77,263
Shares Redeemed	(5,370)	(926)	(98,254)	(167,225)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(1,277)	2,675	(28,753)	(51,871)
Retail Class Shares:
Shares Issued	4,641	4,056	3,079	2,510
Shares Issued as Reinvestment of Distributions	3,128	3,383	3,577	11,538
Shares Redeemed	(9,090)	(6,107)	(7,697)	(17,654)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(1,321)	1,332	(1,041)	(3,606)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,598)	4,007	(29,794)	(55,477)
Net Increase (Decrease) in Net Assets	9,787	(1,347)	(49,515)	(168,898)
Net Assets:
Beginning of year	54,307	55,654	92,445	261,343
End of year	$64,094	$54,307	$42,930	$92,445
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	58	48	5,272	3,706
Shares Issued as Reinvestment of Distributions	127	142	2,906	10,193
Shares Redeemed	(251)	(45)	(12,972)	(16,762)
Net Increase (Decrease) in Institutional Class Shares	(66)	145	(4,794)	(2,863)
Retail Class Shares:
Shares Issued	203	188	334	285
Shares Issued as Reinvestment of Distributions	150	186	526	1,557
Shares Redeemed	(429)	(296)	(1,037)	(1,951)
Net Increase (Decrease) in Retail Class Shares	(76)	78	(177)	(109)
Net Increase (Decrease) in Share Transactions	(142)	223	(4,971)	(2,972)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Short Term High Yield Fund		RiverPark Long/Short Opportunity Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net Investment Income (Loss)	$17,044	$25,331	$(1,891)	$(758)
Net Realized Gain (Loss) from Investments, Purchased Options, Written Options, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts, Foreign Currency Transactions, and Swap Contracts	(11,034)	1,342	(7,753)	14,355
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts, Foreign Currency Transactions, and Swap Contracts	786	(2,821)	71,886	(14,003)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,796	23,852	62,242	(406)

Distributions:
Institutional Class Shares	(15,677)	(24,223)	(8,769)	(8,597)
Retail Class Shares	(722)	(1,084)	(456)	(375)
Total Distributions to Shareholders	(16,399)	(25,307)	(9,225)	(8,972)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	282,536	198,525	238,156	21,021
Shares Issued as Reinvestment of Distributions	14,646	22,597	8,749	8,387
Shares Redeemed	(411,952)	(305,789)	(65,504)	(42,445)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(114,770)	(84,667)	181,401	(13,037)
Retail Class Shares:
Shares Issued	50,240	3,832	74,186	1,023
Shares Issued as Reinvestment of Distributions	702	1,067	451	371
Shares Redeemed	(15,809)	(23,253)	(23,868)	(1,334)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	35,133	(18,354)	50,769	60
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,637)	(103,021)	232,170	(12,977)
Net Increase (Decrease) in Net Assets	(89,240)	(104,476)	285,187	(22,355)
Net Assets:
Beginning of year	809,121	913,597	83,996	106,351
End of year	$719,881	$809,121	$369,183	$83,996
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	29,241	20,294	16,001	1,690
Shares Issued as Reinvestment of Distributions	1,515	2,313	751	757
Shares Redeemed	(42,681)	(31,259)	(4,739)	(3,407)
Net Increase (Decrease) in Institutional Class Shares	(11,925)	(8,652)	12,013	(960)
Retail Class Shares:
Shares Issued	5,224	394	5,173	82
Shares Issued as Reinvestment of Distributions	73	110	39	34
Shares Redeemed	(1,643)	(2,388)	(1,608)	(105)
Net Increase (Decrease) in Retail Class Shares	3,654	(1,884)	3,604	11
Net Increase (Decrease) in Share Transactions	(8,271)	(10,536)	15,617	(949)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Strategic Income Fund		RiverPark Floating Rate CMBS Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net Investment Income	$12,735	$15,465	$8,688	$4,038
Net Realized Gain (Loss) from Investments, Purchased Options, Written Options, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts and Foreign Currency Transactions	(10,421)	(5,125)	(8,920)	18
Net Change in Unrealized Depreciation on Investments, Purchased Options, Written Options, Securities Sold Short, Not Yet Purchased, Forward Foreign Currency Contracts and Foreign Currency Transactions	(7,400)	(6,551)	(10,778)	(256)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,086)	3,789	(11,010)	3,800

Distributions:
Institutional Class Shares	(11,667)	(14,694)	(8,580)	(4,563)
Retail Class Shares	(691)	(1,218)	(103)	(38)
Return of Capital:
Institutional Class Shares	—	—	(8)	—
Retail Class Shares	—	—	—	—
Total Distributions to Shareholders	(12,358)	(15,912)	(8,691)	(4,601)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	86,631	152,730	220,880	149,573
Shares Issued as Reinvestment of Distributions	11,211	13,529	8,270	4,060
Shares Redeemed	(184,580)	(222,758)	(66,904)	(9,418)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	(86,738)	(56,499)	162,246	144,215
Retail Class Shares:
Shares Issued	2,820	3,732	9,588	2,532
Shares Issued as Reinvestment of Distributions	659	1,182	103	38
Shares Redeemed	(10,378)	(24,582)	(8,372)	(237)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(6,899)	(19,668)	1,319	2,333
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(93,637)	(76,167)	163,565	146,548
Net Increase (Decrease) in Net Assets	(111,081)	(88,290)	143,864	145,747
Net Assets:
Beginning of year	299,410	387,700	193,877	48,130
End of year	$188,329	$299,410	$337,741	$193,877
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	10,001	16,498	24,180	14,974
Shares Issued as Reinvestment of Distributions	1,292	1,467	906	407
Shares Redeemed	(21,483)	(24,125)	(7,262)	(942)
Net Increase (Decrease) in Institutional Class Shares	(10,190)	(6,160)	17,824	14,439
Retail Class Shares:
Shares Issued	326	405	1,110	253
Shares Issued as Reinvestment of Distributions	76	128	11	4
Shares Redeemed	(1,203)	(2,658)	(923)	(24)
Net Increase (Decrease) in Retail Class Shares	(801)	(2,125)	198	233
Net Increase (Decrease) in Share Transactions	(10,991)	(8,285)	18,022	14,672

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

(This page intentionally left blank)

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2020	$22.61	$(0.07)	$8.44	$8.37	$—	$(2.55)	$(2.55)
2019	25.45	— (2)	(0.05)	(0.05)	—	(2.79)	(2.79)
2018	22.61	0.04	4.79	4.83	(0.01)	(1.98)	(1.99)
2017	18.41	0.08	4.22	4.30	(0.10)	—	(0.10)
2016	16.93	0.09	1.69	1.78	— (2)	(0.30)	(0.30)
Retail Class Shares
2020	$22.17	$(0.14)	$8.25	$8.11	$—	$(2.55)	$(2.55)
2019	25.08	(0.06)	(0.06)	(0.12)	—	(2.79)	(2.79)
2018	22.36	(0.02)	4.72	4.70	—	(1.98)	(1.98)
2017	18.20	0.02	4.18	4.20	(0.04)	—	(0.04)
2016	16.77	0.06	1.67	1.73	—	(0.30)	(0.30)
Wedgewood Fund
Institutional Class Shares
2020	$9.12	$(0.02)	$2.07	$2.05	$—	$(2.84)	$(2.84)
2019	19.91	(0.01)	(1.38)	(1.39)	—	(9.40)	(9.40)
2018	18.95	(0.08)	3.97	3.89	—	(2.93)	(2.93)
2017	16.82	(0.01)	2.17	2.16	(0.03)	—	(0.03)
2016	16.93	0.05	0.60	0.65	(0.08)	(0.68)	(0.76)
Retail Class Shares
2020	$8.89	$(0.04)	$2.00	$1.96	$—	$(2.84)	$(2.84)
2019	19.71	(0.04)	(1.38)	(1.42)	—	(9.40)	(9.40)
2018	18.83	(0.12)	3.93	3.81	—	(2.93)	(2.93)
2017	16.72	(0.04)	2.15	2.11	—	—	—
2016	16.73	0.10 (4)	0.59	0.69	(0.02)	(0.68)	(0.70)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$28.43	40.78%	$29,296	0.93%	0.93%	(0.30)%	53%
22.61	2.18	24,786	0.95	0.95	0.00	58
25.45	22.68	24,197	0.95	0.95	0.16	35
22.61	23.47	18,451	0.93	0.93	0.39	13
18.41	10.58	34,056	0.98 (3)	0.90	0.54	33

$27.73	40.38%	$34,798	1.23%	1.23%	(0.59)%	53%
22.17	1.91	29,521	1.23	1.23	(0.27)	58
25.08	22.34	31,457	1.23	1.23	(0.11)	35
22.36	23.15	28,823	1.22	1.22	0.08	13
18.20	10.36	30,793	1.17 (3)	1.11	0.37	33

$8.33	28.14%	$33,324	0.86%	0.86%	(0.23)%	75%
9.12	2.63	80,209	0.86	0.86	(0.07)	28
19.91	22.69	232,068	0.92	0.92	(0.41)	21
18.95	12.85	558,476	0.85	0.85	(0.03)	31
16.82	3.88	1,489,036	0.82	0.82	0.28	24

$8.01	27.74%	$9,606	1.13%	1.13%	(0.51)%	75%
8.89	2.34	12,236	1.13	1.13	(0.34)	28
19.71	22.37	29,275	1.15	1.15	(0.65)	21
18.83	12.62	42,956	1.08	1.08	(0.20)	31
16.72	4.13 (5)	53,763	0.54 (6)	0.54 (6)	0.58 (7)	24

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratios include previously waived investment advisory fees recovered.
(4)

The net investment income per share has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the net investment income per share would have been $0.01 per share.

(5)

Total return has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, total return would have been 3.63%.

(6)

The ratio of net expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net expenses to average net assets would have been 1.08%.

(7)

The ratio of net investment income to average net assets has been increased by a one-time adjustment as a result of a management change in estimate relating to shareholder servicing and administrative servicing fees. Had this change in estimate not occurred, the annualized ratio of net investment income to average net assets would have been 0.04%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2020	$9.76	$0.24	$(0.12)	$0.12	$(0.23)	$—	$(0.23)
2019	9.78	0.29	(0.02)	0.27	(0.29)	—	(0.29)
2018	9.76	0.25	0.02	0.27	(0.25)	—	(0.25)
2017	9.78	0.28	(0.02)	0.26	(0.28)	—	(0.28)
2016	9.78	0.29	— (2)	0.29	(0.29)	—	(0.29)
Retail Class Shares
2020	$9.72	$0.23	$(0.13)	$0.10	$(0.21)	$—	$(0.21)
2019	9.74	0.26	(0.01)	0.25	(0.27)	—	(0.27)
2018	9.73	0.21	0.02	0.23	(0.22)	—	(0.22)
2017	9.75	0.25	(0.02)	0.23	(0.25)	—	(0.25)
2016	9.75	0.27	— (2)	0.27	(0.27)	—	(0.27)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2020	$12.59	$(0.16)	$5.56	$5.40	$(0.11)	$(1.29)	$(1.40)
2019	13.95	(0.10)	0.02	(0.08)	(0.11)	(1.17)	(1.28)
2018	12.37	(0.22)	1.95	1.73	(0.09)	(0.06)	(0.15)
2017	10.29	(0.20)	2.28	2.08	—	—	—
2016	10.09	(0.18)	0.38	0.20	—	—	—
Retail Class Shares
2020	$12.46	$(0.21)	$5.53	$5.32	$(0.08)	$(1.29)	$(1.37)
2019	13.81	(0.13)	0.03	(0.10)	(0.08)	(1.17)	(1.25)
2018	12.24	(0.24)	1.93	1.69	(0.06)	(0.06)	(0.12)
2017	10.21	(0.22)	2.25	2.03	—	—	—
2016	10.03	(0.17)	0.35	0.18	—	—	—

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.65	1.26%	$653,883	0.90%		0.90%	2.45%	266%
9.76	2.81	777,925	0.88		0.88	2.96	112
9.78	2.79	863,978	0.89		0.89	2.57	193
9.76	2.67	749,232	0.87		0.87	2.89	194
9.78	3.05	606,510	0.84		0.84	2.98	114

$9.61	1.01%	$65,998	1.05%		1.05%	2.35%	266%
9.72	2.56	31,196	1.18		1.18	2.68	112
9.74	2.53	49,619	1.18		1.18	2.16	193
9.73	2.42	115,916	1.16		1.16	2.53	194
9.75	2.81	275,037	1.08		1.08	2.74	114

$16.59	47.71%	$304,772	1.75%		1.75%	(1.12)%	28%
12.59	0.75	79,984	2.18	(3)	2.18	(0.83)	63
13.95	14.19 (4)	102,042	3.28	(5)	3.28	(1.67)	59
12.37	20.21	85,001	3.17	(6)	3.17	(1.81)	24
10.29	1.98	104,030	3.13	(7)(8)	3.12	(1.75)	40

$16.41	47.47%	$64,411	2.00%		2.03%	(1.41)%	28%
12.46	0.50	4,012	2.38	(3)	2.48	(1.04)	63
13.81	14.06 (4)	4,309	3.48	(5)	3.58	(1.86)	59
12.24	19.88	3,492	3.38	(6)	3.49	(2.03)	24
10.21	1.79	3,824	3.33	(7)(8)	3.31	(1.70)	40

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.
(3)

Dividend expense and stock loan fee totaled 0.38% of average net assets for the period ended September 30, 2019. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively. As of April 1, 2019, dividend expense and stock loan fees on short positions were eliminated on a going forward basis.

(4)	Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
(5)

Dividend expense and stock loan fee totaled 1.48% of average net assets for the period ended September 30, 2018. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively.

(6)

Dividend expense and stock loan fee totaled 1.38% of average net assets for the period ended September 30, 2017. Had these expenses not been included the ratios would have been 1.79% and 2.00%, respectively.

(7)	Ratios include previously waived investment advisory fees recovered.
(8)

Dividend expense and stock loan fee totaled 1.35% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 1.78% and 1.98%, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
RiverPark Strategic Income Fund
Institutional Class Shares
2020	$9.10	$0.49	$(0.51)	$(0.02)	$(0.48)	$—		$(0.48)
2019	9.42	0.41	(0.30)	0.11	(0.43)	—		(0.43)
2018	9.52	0.42	(0.10)	0.32	(0.42)	—		(0.42)
2017	9.43	0.54	0.05	0.59	(0.50)	—		(0.50)
2016	9.49	0.52	(0.04)	0.48	(0.54)	—		(0.54)
Retail Class Shares
2020	$9.09	$0.47	$(0.50)	$(0.03)	$(0.46)	$—		$(0.46)
2019	9.40	0.39	(0.30)	0.09	(0.40)	—		(0.40)
2018	9.50	0.41	(0.11)	0.30	(0.40)	—		(0.40)
2017	9.42	0.52	0.04	0.56	(0.48)	—		(0.48)
2016	9.48	0.49	(0.04)	0.45	(0.51)	—		(0.51)
RiverPark Floating Rate CMBS Fund
Institutional Class Shares
2020	$9.98	$0.31	$(0.97)	$(0.66)	$(0.30)‡	$—	(10)	$(0.30)
2019	10.14	0.36	(0.06)	0.30	(0.35)	(0.11)		(0.46)
2018	10.16	0.42	(0.03)	0.39	(0.34)	(0.07)		(0.41)
2017(8)	10.00	0.41	0.09	0.50	(0.34)	—		(0.34)
Retail Class Shares
2020	$9.98	$0.28	$(0.97)	$(0.69)	$(0.28)‡	$—	(10)	$(0.28)
2019(9)	10.14	0.29	(0.05)	0.24	(0.29)	(0.11)		(0.40)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.60	(0.10)%	$177,850	1.05	%(2)	1.05%	5.58%	109%
9.10	1.17	281,043	1.12	(3)	1.12	4.41	39
9.42	3.46	348,726	1.17	(4)	1.17	4.44	55
9.52	6.39	311,573	1.00	(5)	1.00	5.58	62
9.43	5.34	246,474	0.93	(6)	0.93	5.64	69

$8.60	(0.36)%	$10,479	1.22	%(2)	1.22%	5.40%	109%
9.09	1.02	18,367	1.33	(3)	1.33	4.20	39
9.40	3.19	38,974	1.43	(4)	1.43	4.30	55
9.50	6.01	101,579	1.29	(5)	1.29	5.50	62
9.42	5.08	361,203	1.24	(6)	1.24	5.32	69

$9.02	(6.63)%	$333,855	0.85%		0.87%	3.31%	85%
9.98	3.15	191,548	0.90	(7)	0.93	3.64	87
10.14	3.79	48,130	1.00		1.00	4.12	84
10.16	5.07	58,301	1.00		1.39	4.07	10 †

$9.01	(6.96)%	$3,886	1.16%		1.16%	3.02%	85%
9.98	2.50	2,329	1.24		1.24	3.24	87

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
†	Excludes effect of in-kind transfers.
‡	Included return of capital of $0.0002 per share.
(1)	Per share data was calculated using average shares for the period.
(2)

Dividend expense and Interest expense totaled 0.14% of average net assets for the year ended September 30, 2020. Had these expenses not been included the ratios would have been 0.91% and 1.08%, respectively.

(3)

Dividend expense and stock loan fee totaled 0.22% of average net assets for the year ended September 30, 2019. Had these expenses not been included the ratios would have been 0.90% and 1.11%, respectively.

(4)

Dividend expense and stock loan fee totaled 0.26% of average net assets for the year ended September 30, 2018. Had these expenses not been included the ratios would have been 0.91% and 1.17%, respectively.

(5)

Dividend expense and stock loan fee totaled 0.13% of average net assets for the year ended September 30, 2017. Had these expenses not been included the ratios would have been 0.87% and 1.16%, respectively.

(6)

Dividend expense and stock loan fee totaled 0.09% of average net assets for the year ended September 30, 2016. Had these expenses not been included the ratios would have been 0.84% and 1.15%, respectively.

(7)

During the period, the Expense Limitation Agreement was amended on two separate occasions. The amendments were made effective March, 21, 2019 and July 1, 2019. whereby the Total Annual Fund Operation Expenses After Fee Waiver and for Expense Reimbursement would not exceed, on an annual basis 0.90% and 0.85%, respectively for the Institutional Class Shares.

(8)	Commenced operations on October 3, 2016. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(9)	Commenced operations on November 12, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(10)	Amounts represent less than $.01 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements September 30, 2020

1. Organization

RiverPark Funds Trust (the “Trust”), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2020, the Trust was comprised of six funds: the RiverPark Large Growth Fund, Wedgewood Fund (formerly, RiverPark/Wedgewood Fund), RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund (each a “Fund” and collectively the “Funds”). The investment objective of the RiverPark Large Growth Fund and Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. Each of the Funds is diversified with the exception of the Wedgewood Fund and the RiverPark Floating Rate CMBS Fund which are non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund and the RiverPark Floating Rate CMBS Fund, have registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees.

Effective as of the close of business on January 15, 2020, the RiverPark Short Term High Yield Fund was made publicly available for sale without limitation. The RiverPark Short Term High Yield Fund may from time to time, in its sole discretion, limit the types of investors permitted to open new accounts, limit new purchases or otherwise modify the above policy at any time on a case-by-case basis.

Effective September 25, 2020 the name of the RiverPark/Wedgewood Fund was changed to the Wedgewood Fund. The name change had no impact on the Fund’s operations or investment policy.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Valuation of Investments — Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange (“NYSE”). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees (“the Board”).

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a “business day”). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedule of Securities Sold Short, Not Yet Purchased, lists of open forward currency contracts, lists of open option contracts and list of open swap contracts.

Securities Sold Short, Not Yet Purchased — As consistent with the RiverPark Strategic Income Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 15% of the value of its net assets. A short sale is the sale by a fund of a security, which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Funds sold the security short, or a realized loss, unlimited in size on a standalone basis, will be recognized upon the close of a short sale.

Until the Funds close their short position or replace the borrowed security, the Funds will maintain a segregated account with its custodian containing marginable securities. The Funds may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

The realized and unrealized gain (loss) from securities sold short, if any, are disclosed separately on the Statements of Operations.

Written/Purchased Options — Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The realized and unrealized gain (loss) from purchased and written options, if any, are disclosed separately on the Statements of Operations. For the RiverPark Long/Short Opportunity Fund, subject to equity risk exposure, the net realized loss on written options was $1,098 (000) for the year ended September 30, 2020 (See Note 3 for risk exposures on the RiverPark Strategic Income Fund).

For the year ended September 30, 2020, the average delta-adjusted monthly market value of equity options was as follows (000):

Purchased Options
RiverPark Long/Short Opportunity Fund	$—
RiverPark Strategic Income Fund	$14
Written Options
RiverPark Long/Short Opportunity Fund	$(717)
RiverPark Strategic Income Fund	$928

Swap Agreements — The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock.

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps can be illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers or a pricing service and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Net change unrealized gain on swap contracts was $6,735 (000) for the year ended September 30, 2020. Periodic reset payments on the total return swap are inclusive of interest, commissions and dividends which are recorded as part of the net realized gains and losses in the Statements of Operations. Net realized loss on swap contracts was $10,266 (000) for the year ended September 30, 2020. For the year ended September 30, 2020, (subject to equity risk exposure) the average notional value of equity swaps was as follows (000):

RiverPark Long/Short Opportunity Fund
Average Monthly Notional Value Long	$14,790
Average Monthly Notional Value Short	$69,527

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. For the year ended September 30, 2020, the RiverPark Long/Short Opportunity Fund entered into swap agreements with only one counterparty, Goldman Sachs International.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the RiverPark Long/Short Opportunity Fund as of September 30, 2020 (000)*†:

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$14,642	$–	$14,642	$(6,615)	$–	$8,027

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$(6,615)	$–	$(6,615)	$6,615	$–	$–

†

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions — Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments — Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2020, the RiverPark Strategic Income Fund and the RiverPark Short Term High Yield Fund held forward contracts as currency hedges against foreign bonds. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward contracts. As of September 30, 2020, the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund entered into one-month forward contracts with one counterparty, Brown Brothers Harriman. In accordance with this policy, the unrealized appreciation and depreciation as of September 30, 2020, is presented as unrealized appreciation or depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and change in unrealized gains (losses) on forward foreign currency contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2020, subject to currency risk exposure, the average balances of the forward contracts were as follows (000) (See Note 3 for risk exposures on the RiverPark Strategic Income Fund).

Average Monthly Notional Contracts:
RiverPark Strategic Income Fund	$15,913
RiverPark Short Term High Yield Fund	$23,749

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, Wedgewood Fund and RiverPark Long/Short Opportunity Fund, and declared and paid monthly for the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes — Each Fund intends to qualify or continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2020, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

Notes to Financial Statements September 30, 2020

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents — Cash equivalents include short-term, highly liquid investments with a maturity date at time of purchase of three months or less. The Company maintains cash and cash equivalent balances which, at times during the period, exceeded the $250,000 amount insured by the Federal Deposit Insurance Corporation. The Manager manages the risk of loss by banking with major institutions.

3. Derivatives Transactions

The following tables include RiverPark Strategic Income Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of September 30, 2020, was as follows (000):

	Assets Derivatives September 30, 2020 Statement of Assets and Liability Location	Fair Value	Liabilities Derivatives September 30, 2020 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments under GAAP:
Foreign exchange contracts (Currency Risk)	Net Assets — Unrealized appreciation on forward foreign currency contracts	$125	Net Assets — Unrealized loss on forward foreign currency contracts	$—
Equity contracts (Equity Risk)	Purchased options, at value	127	Written options, at value	229
Total Derivatives not accounted for as hedging instruments under GAAP		$252		$229

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2020, was as follows:

The amount of realized gain (loss) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments under GAAP	Forward Currency Contracts	Purchased Options	Written Options
Foreign exchange contracts (Currency Risk)	$(870)	$—	$—
Equity contracts (Equity Risk)	—	(6)	505
Total	(870)	(6)	505

Change in unrealized appreciation (depreciation) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments under GAAP	Forward Currency Contracts	Purchased Options	Written Options
Foreign exchange contracts (Currency Risk)	$(133)	$—	$—
Equity contracts (Equity Risk)	—	(59)	152
Total	(133)	(59)	152

Notes to Financial Statements September 30, 2020

4. Agreements

Investment Advisory Agreement — RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2021 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

The table below shows the rate of each Funds’ investment advisory fee and the Adviser’s contractual expense limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Expense Limitation (Institutional Class)	Expense Limitation (Retail Class)	Expense Limitation (Class C)*
RiverPark Large Growth Fund	0.65%	1.00%	1.25%	2.00%
Wedgewood Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Short Term High Yield Fund	0.65%	1.00%	1.25%	N/A
RiverPark Long/Short Opportunity Fund	1.50%	1.85%	2.00%	2.85%
RiverPark Strategic Income Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Floating Rate CMBS Fund	0.65%	0.85%	1.25%	N/A

*	Class C Shares are not currently being offered for sale to investors.

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement will not be made if it would cause the annual expense limitation in effect at the time of the waiver or at the time of the reimbursement to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

For the year ended September 30, 2020, the Adviser fee waiver analysis is as follows:

	Unexpired Fee Waivers at September 30, 2019	Fees Waived for the Year Ended September 30, 2020	Fees Recaptured for the Year Ended September 30, 2020	Fees Waivers Expired for the Year Ended September 30, 2020	Unexpired Fee Waivers at September 30, 2020
RiverPark Long/Short Opportunity Fund	$10,313	$6,987	$—	$(3,714)	$13,586
RiverPark Floating Rate CMBS Fund	262,834	60,054	—	(219,759)	103,129

	Expiring 2021	Expiring 2022	Expiring 2023	Total
RiverPark Long/Short Opportunity Fund	$3,195	$3,405	$6,986	$13,586
RiverPark Floating Rate CMBS Fund	7,344	35,731	60,054	103,129

Notes to Financial Statements September 30, 2020

4. Agreements (continued)

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and the RiverPark Floating Rate CMBS Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund	Investment Sub-Adviser
Wedgewood Fund	Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund	Cohanzick Management, LLC
RiverPark Strategic Income Fund	Cohanzick Management, LLC

The discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc. (“Wedgewood”) and Cohanzick Management, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners. For its services as sub-adviser to the Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark’s adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of Wedgewood Fund’s average net assets in excess of $50,000,000.

Administrator, Custodian and Transfer Agent — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and average daily net assets of the Fund. For the year ended September 30, 2020, the Funds incurred $823,953 for these services. As per the amended administration agreement dated May 13, 2019, with the exception of the RiverPark Floating Rate CMBS Fund, which was charged fees at a fixed annual rate of 0.045% on average net assets of the Fund for the fiscal year, the Funds in the Trust were charged fees using a tiered fee structure on their total average net assets that averaged 0.07% for the same period.

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Funds’ custodian pursuant to a Custodian Agreement.

DST Systems, Inc. (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to an Agency Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the “Distributor”) serves as the Funds’ distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2020, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Notes to Financial Statements September 30, 2020

4. Agreements (continued)

Other — Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

5. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2020, were as follows:

Fund	Purchases (000)	Proceeds from Sales and Maturities (000)
RiverPark Large Growth Fund	$29,143	$37,731
Wedgewood Fund	49,303	113,518
RiverPark Short Term High Yield Fund	2,016,827	420,966
RiverPark Long/Short Opportunity Fund	234,060	42,607
RiverPark Strategic Income Fund	261,943	233,829
RiverPark Floating Rate CMBS Fund	364,022	210,341

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise.

Accordingly the following permanent differences are primarily attributable to net operating losses, non-deductible expenses from partnerships, and the utilization of earnings and profits distributed to shareholders on redemption of shares (equalization). Adjustments which have been classified to/from the following components of net assets are as follows (000):

Fund	Total Distributable Earnings/(Loss)	Paid-in Capital
RiverPark Large Growth Fund	$(88)	$88
Wedgewood Fund	(13,713)	13,713
RiverPark Long/Short Opportunity Fund	1,121	(1,121)

These reclassifications have no impact on net assets or net asset value per share.

Notes to Financial Statements September 30, 2020

6. Federal Tax Information (continued)

The tax character of dividends and distributions declared during the last two years ended September 30, 2020 and 2019 were as follows (000):

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
RiverPark Large Growth Fund
2020	$—	$6,004	$—	$6,004
2019	—	6,064	—	6,064
Wedgewood Fund
2020	—	35,641	—	35,641
2019	—	98,087	—	98,087
RiverPark Short Term High Yield Fund
2020	16,399	—	—	16,399
2019	25,307	—	—	25,307
RiverPark Long/Short Opportunity Fund
2020	—	9,225	—	9,225
2019	—	8,972	—	8,972
RiverPark Strategic Income Fund
2020	12,358	—	—	12,358
2019	15,912	—	—	15,912
RiverPark Floating Rate CMBS Fund
2020	8,677	6	8	8,691
2019	4,065	536	—	4,601

As of September 30, 2020, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post-October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Late Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
RiverPark Large Growth Fund	$—	$4,573	$—	$—	$29,124	$1	$(213)	$33,485
Wedgewood Fund	930	20,529	—	—	9,201	(1)	—	30,659
RiverPark Short Term High Yield Fund	1,007	—	(17,840)	(9,484)	(3,225)	(1,049)	—	(30,591)
RiverPark Long/Short Opportunity Fund	—	—	—	(9,707)	94,665	(2,322)	(1,689)	80,947
RiverPark Strategic Income Fund	698	—	(55,993)	(8,789)	(19,330)	(712)	—	(84,126)
RiverPark Floating Rate CMBS Fund	—	—	—	(5,883)	(13,896)	—	—	(19,779)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through September 30, 2020, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

Notes to Financial Statements September 30, 2020

6. Federal Tax Information (continued)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2020 through September 30, 2020 and specified losses realized on investment transactions from November 1, 2019 through September 30, 2020.

The RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund and RiverPark Floating Rate CMBS Fund had Post-October losses of $9,483,580, $9,706,926, $8,789,542 and $5,882,792, respectively. The RiverPark Large Growth Fund and RiverPark Long/Short Opportunity Fund, had late-year losses of $212,712 and $1,689,242, respectively. The Funds elect to treat each as having arisen in the following fiscal year.

Funds are permitted to carry forward capital losses indefinitely and such losses will retain their character as either short-term or long-term. As of September 30, 2020, the Funds had capital loss carryforwards as follows (000):

Fund	Short-Term Loss	Long-Term Loss	Total
RiverPark Short Term High Yield Fund	$12,795	$5,045	$17,840
RiverPark Strategic Income Fund	8,961	47,032	55,993

During the year ended September 30, 2020, the following funds utilized capital loss carryforwards to offset capital gains as follows (000):

Fund	Short-Term Loss	Long-Term Loss	Total
RiverPark Short Term High Yield Fund	$76	$—	$76

For federal income tax purposes, the cost of investments owned at September 30, 2020 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustments such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, foreign currency and derivatives held by the Funds were as follows (000):

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RiverPark Large Growth Fund	$34,434	$29,351	$(227)	$29,124
Wedgewood Fund	33,286	9,675	(474)	9,201
RiverPark Short Term High Yield Fund	706,888	2,149	(5,374)	(3,225)
RiverPark Long/Short Opportunity Fund	253,077	94,809	(144)	94,665
RiverPark Strategic Income Fund	191,938	4,905	(24,235)	(19,330)
RiverPark Floating Rate CMBS Fund	345,487	4,327	(18,223)	(13,896)

7. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments that are or are rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding

Notes to Financial Statements September 30, 2020

7. Risks (continued)

issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

Notes to Financial Statements September 30, 2020

7. Risks (continued)

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty’s obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund typically settles swap agreements on a rolling 13-month basis.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in bank loan obligations. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

The Wedgewood Fund and RiverPark Floating Rate CMBS Fund are non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Funds may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

The Information Technology sector is an important sector for growth oriented strategies and thus may represent a large percentage of the investments of RiverPark Large Growth, RiverPark Long/Short and Wedgewood. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

Notes to Financial Statements September 30, 2020

7. Risks (continued)

The RiverPark Floating Rate CMBS Fund will invest in commercial real estate debt securities (“CRE Debt”). CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

CLOs (collateralized loan obligations) and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

A more complete description of risks is included in each Fund’s prospectus and statement of additional information.

Notes to Financial Statements September 30, 2020

8. Other

As of September 30, 2020, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

Fund
RiverPark Large Growth Fund
Institutional Class Shares	67%
Retail Class Shares	92%
Wedgewood Fund
Institutional Class Shares	71%
Retail Class Shares	60%
RiverPark Short Term High Yield Fund
Institutional Class Shares	75%
Retail Class Shares	86%
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	72%
Retail Class Shares	87%
RiverPark Strategic Income Fund
Institutional Class Shares	57%
Retail Class Shares	78%
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	85%
Retail Class Shares	86%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

9. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management does not anticipate a material impact to the financial statements.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Call-able Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. Accordingly, management has adopted the provisions of the ASU and determined the impact to be immaterial to the Funds.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RiverPark Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, not yet purchased, list of open swap agreements, lists of the open forward foreign currency contracts, and list of open option contracts of RiverPark Funds Trust (the “Trust”) comprising RiverPark Large Growth Fund, Wedgewood Fund (formerly, RiverPark/Wedgewood Fund), RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund, and RiverPark Floating Rate CMBS Fund (the “Funds”) as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund and the four years in the period then ended for the RiverPark Floating Rate CMBS Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and agency banks or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 30, 2020

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2020:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (59)	Independent Trustee	Indefinite; since 2010	President, Rector Management Corp. (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005).	6	None
David Sachs, 156 West 56th Street, 17th Floor, New York, NY 10019 (52)	Independent Trustee	Indefinite; since 2016	Retired (since 2010); Managing Partner, Hocky Capital (1996-2010).	6	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (54)	Independent Trustee	Indefinite; since 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	6	None
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (65)	Interested Trustee, President and Chairman of the Board	Indefinite; since 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Mitch Rubin*, 156 West 56th Street, 17th Floor, New York, NY 10019 (53)	Interested Trustee	Indefinite; since 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (43)	Secretary	Since 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital LLC (since 2008)	N/A	N/A

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (50)	Vice President	Since 2010	Chief Marketing Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010).	N/A	N/A
Stephen Connors, One Freedom Valley Drive, Oaks, PA 19456 (35)	Treasurer and Chief Financial Officer	Since 2016	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	N/A	N/A
Bridget Garcia, 480 E. Swedesford Road, Suite 300 Wayne, Pa 19087(34)	Chief Compliance Officer	Since 2019	Manager, Cipperman Compliance Services (since 2017); Senior Compliance Analyst, Macquarie Capital (2010-2017)	N/A	N/A

* Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

** The Fund complex includes each series of the Trust.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Net Annualized Expense Ratios	Expenses Paid During Period**
RiverPark Large Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,537.60	0.93%	$5.90
Hypothetical 5% Return	1,000.00	1,020.35	0.93	4.70

RiverPark Large Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,535.40	1.23	7.80
Hypothetical 5% Return	1,000.00	1,018.85	1.23	6.21

Wedgewood Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,402.70	0.85	5.11
Hypothetical 5% Return	1,000.00	1,020.75	0.85	4.29

Wedgewood Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,400.30	1.12	6.72
Hypothetical 5% Return	1,000.00	1,019.40	1.12	5.65

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Net Annualized Expense Ratios		Expenses Paid During Period**
RiverPark Short Term High Yield Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,018.60	0.86%		$4.34
Hypothetical 5% Return	1,000.00	1,020.70	0.86		4.34

RiverPark Short Term High Yield Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,018.50	1.03		5.20
Hypothetical 5% Return	1,000.00	1,019.85	1.03		5.20

RiverPark Long/Short Opportunity Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,294.10	1.73		9.92
Hypothetical 5% Return	1,000.00	1,016.35	1.73		8.72

RiverPark Long/Short Opportunity Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,293.10	2.00		11.47
Hypothetical 5% Return	1,000.00	1,015.00	2.00		10.08

RiverPark Strategic Income Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,138.70	0.96	†	5.13
Hypothetical 5% Return	1,000.00	1,020.20	0.96		4.85

RiverPark Strategic Income Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,137.40	1.14	†	6.09
Hypothetical 5% Return	1,000.00	1,019.30	1.14		5.76

RiverPark Floating Rate CMBS Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,183.00	0.85		4.64
Hypothetical 5% Return	1,000.00	1,020.75	0.85		4.29

RiverPark Floating Rate CMBS Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,181.80	1.13		6.16
Hypothetical 5% Return	1,000.00	1,019.35	1.13		5.70

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†

The annualized expense ratios include dividend expense and interest expense incurred during the six-month period. Annualized dividend expense and interest expense of average net assets totaled 0.09%. Had these expenses not been included the ratios would have been 0.87% and 1.05%, respectively.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Approval of Continuance of Investment Advisory and Sub-Advisory Agreements

At the August 10, 2020 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent, and quality of services to be provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s and each sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

The Amended and Restated Investment Advisory Agreement Dated February 14, 2012 Between RiverPark Advisors, LLC and RiverPark Funds Trust

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provided trading, accounting, compliance, and marketing services to each of the Funds within the Trust. They noted that the Adviser also provided portfolio management services to the Large Growth Fund, the Long/Short Opportunity Fund and the Floating Rate CMBS Fund. The Trustees reviewed the background information on the key personnel responsible for advising the Funds, noting that the Adviser’s team has worked together for 15-20 years and has extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees in managing each of the Funds and executing the Funds’ investment strategies. The Trustees noted the Adviser’s investment processes for each of the Funds where it provided portfolio management services and the oversight and other investment management services provided to the Funds that have sub-advisers. The Trustees reviewed the attention paid to risk management by the Adviser and sub-advisers relating to the investment strategies of the Funds and the steps used to mitigate the risks, including thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees noted their comfort with the various steps taken by the Adviser when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser’s written annual compliance review, material changes in each sub-adviser’s investment management process, material changes to how brokers are selected, and average commission rate, as well as other additional information. The Trustees concluded that the Adviser should continue to provide a high-caliber quality of service to each Fund for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark. The contributions of each of the two sub-advisers to the overall performance was also discussed with respect to the specific Funds that such sub-adviser managed. After further discussion, the Trustees concluded that each Fund’s performance was satisfactory.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee paid by each Fund and the comparative data provided by the Adviser for each Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. The Trustees also took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses (exclusive of any, interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

fees and expenses or extraordinary expenses) to varying amounts of average net assets depending on the Fund and share class. After discussion, the Trustees concluded that the advisory fee charged by each Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Economies of Scale. The Trustees considered whether each Fund and the Adviser had reached an asset level that suggested a sharing of certain economies. After discussion, the Trustees agreed that no revision to the existing fee structure was necessary at this time.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees noted that the Adviser was generally profitable for the year ended December 31, 2019. After a brief discussion, the Trustees concluded that the Adviser’s profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Fund. In considering the advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the advisory arrangement in prior years and on the Board’s ongoing regular review of the Funds’ performance and operations throughout the year.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Cohanzick Management, LLC (“Cohanzick”) and RiverPark Funds Trust, on behalf of the RiverPark Short Term High Yield Fund and The Sub-Advisory Agreement dated August 1, 2013 by and among RiverPark Advisors, LLC, Cohanzick and RiverPark Funds Trust on behalf of the RiverPark Strategic Income Fund

Nature, Extent, and Quality of Service. The Trustees noted that Cohanzick provided portfolio management and trading services to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick’s investment approach was bottom up and credit specific. They noted that Cohanzick made buy and sell decisions, credit selection, credit review and analysis, and portfolio construction as part of the services it rendered. The Trustees recognized that Cohanzick’s advised assets and assets under management continue to grow. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Short Term High Yield Fund and the Strategic Income Fund and were comfortable with their credentials. The Trustees discussed Cohanzick’s investment approach as a sub-adviser to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that for the Short Term High Yield Fund, Cohanzick focused on principal preservation with income for an effective short-term holding period of three years or less. For the Strategic Income Fund, Cohanzick sought high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. The Trustees discussed that they were comfortable with the strategies of each of the Funds and concluded that Cohanzick would continue to deliver high quality service to the Funds and the Adviser for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of the Short Term High Yield Fund and the Strategic Income Fund relative to their peer groups, Morningstar category and benchmark. The Trustees noted the contributions of Cohanzick to the overall performance of both Funds. After further discussion, the Trustees concluded that each Fund’s performance was consistent with expectations given the investment strategy and was overall reasonable. The Trustees concluded that Cohanzick should be retained as sub-adviser for the benefit of the Adviser, the Short Term High Yield Fund and the Strategic Income Fund and their respective shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid to Cohanzick and the sub-advisory services provided by Cohanzick to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that such subadvisory fees were paid by the Adviser and not the Funds. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to each of the Short Term High Yield Fund and the Strategic Income Fund.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each of the two Funds. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick’s financial statements. The Trustees recognized that Cohanzick was profitable for the year ended June 30, 2020. The Trustees noted that Cohanzick was profitable in connection with the sub-advisory services provided to each of the Short Term High Yield Fund and the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of each sub-advisory agreement was in the best interests of the shareholders of the Short Term High Yield Fund and the Strategic Income Fund. In considering each sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of each sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Funds’ performance and operations throughout the year.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Wedgewood Partners, Inc. (“Wedgewood”) and the RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Wedgewood provided portfolio management services to the Wedgewood Fund. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund and were comfortable with their credentials. The Trustees discussed Wedgewood’s investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies, invested at compelling valuations as well as prudently diversified. The Trustees stated that they recognized that Wedgewood’s philosophy and process produced a portfolio that was routinely overweight relative to performance benchmark weightings. The Trustees discussed that they remained comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood should continue to deliver high-quality portfolio management services to the Fund for the benefit of the shareholders of the Fund and the Adviser.

Performance. The Trustees considered the investment performance for the Wedgewood Fund. The Trustees agreed that the sub-adviser was contributing to the overall returns of the Wedgewood Fund and they concluded that the performance was satisfactory.

Fees and Expenses. The Trustees discussed Wedgewood’s sub-advisory fee and noted that it was paid by the Adviser and not the Fund. They noted that the fee was in line with other investment advisory contracts Wedgewood had with its other clients. The Trustees recognized that the fee was also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it was likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood’s financial statements. The Trustees recognized that in the prior year Wedgewood had a slight loss from its relationship with the Wedgewood Fund, but that this slight loss did not impact Wedgewood’s overall profitability. They also noted that providing the sub-advisory services did not add materially to Wedgewood’s overall expenses or overhead which permitted Wedgewood to maintain its financial viability. After a brief discussion, the Trustees concluded that Wedgewood’s profitability was not excessive.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Concluded)

Conclusion. Having requested and received information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Wedgewood Fund. In considering the sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Wedgewood Fund’s performance and operations throughout the year.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”). The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 7, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The report covered the period from April 1, 2019 through March 31, 2020.

The Program Administrator’s report noted that the Funds are deemed to be Primarily Highly Liquid and thus are not subject to the requirement to establish a Highly Liquid Investment Minimum (“HLIM”). The report further noted no Fund breached the restriction on holding greater than 15% illiquid assets.

The report stated that, from a liquidity perspective, each Fund’s investment strategy is appropriate for an open-end fund and that no material changes have been made to the Program since its implementation. The report concluded that the Program was adequately designed and effectively implemented.

Further, notwithstanding the market turmoil posed by the COVID-19 pandemic, the Funds did not experience any significant liquidity challenges during the period covered by this Annual Report, and the Funds were able to meet redemption requests without significant dilution to the remaining investors’ interests in the Funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 20220, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)
RiverPark Large Growth Fund	0.00%	100.00%	0.00%	100.00%	0.00%
Wedgewood Fund	0.00%	98.80%	1.20%	100.00%	27.17%
RiverPark Short Term High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	100.00%	0.00%	100.00%	0.00%
RiverPark Strategic Income Fund	0.00%	0.00%	100.00%	100.00%	0.32%
RiverPark Floating Rate CMBS Fund	0.05%	0.09%	99.86%	100.00%	0.00%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
RiverPark Large Growth Fund	0.00%	0.00%	1.05%	100.00%
Wedgewood Fund	25.65%	0.00%	0.31%	100.00%
RiverPark Short Term High Yield Fund	0.00%	0.00%	93.35%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	0.00%	1.04%	0.00%
RiverPark Strategic Income Fund	0.32%	0.00%	95.12%	0.00%
RiverPark Floating Rate CMBS Fund	0.00%	0.00%	99.90%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(This page intentionally left blank)

(This page intentionally left blank)

INVESTMENT ADVISER

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

PRIME BROKER

Goldman Sachs & Co.

200 West Street, 3rd Floor

New York, New York 10282

TRANSFER AGENT

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

ADMINISTRATOR

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FUND COUNSEL

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174-0208

This information must be preceded or accompanied by a
current prospectus for the Trust.

RPF-AR-001-1000

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts, Ira Balsam and David Sachs, are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed by Cohen & Co., Ltd. (the “Cohen & Co.”), to the Registrant for the fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the Registrant’s principal accountant were as follows:

		2020	2019
(a)	Audit Fees	$115,500	$115,500
(b)	Audit-Related Fees	$—	$—
(c)	Tax Fees	$21,500	$21,500
(d)	All Other Fees	$—	$—

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees include amounts related to the preparation of the Registrant’s tax returns.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2020 and September 30, 2019, All Other Fees relate to the review of the March 31, 2020 and March 31, 2019 Semi-Annual Reports.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

The Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for Cohen & Co.:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to unlisted registrants.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

.

Items 13. Exhibits.

(a)(1) The Registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RiverPark Funds Trust

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 8, 2020

By (Signature and Title)*	/s/ Stephen P. Connors
Stephen P. Connors
Chief Financial Officer and Treasurer

Date: December 8, 2020

*	Print the name and title of each signing officer under his or her signature.